                    J.P. MORGAN EMERGING MARKETS EQUITY FUND
                         A SERIES OF J.P. MORGAN FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-521-5411
                                                                    May 12, 2001

Dear Shareholder:

    A special meeting of the shareholders of J.P. Morgan Emerging Markets Equity Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), will be held on July 3, 2001 at 9:00 a.m., Eastern time. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

    As you may be aware, The Chase Manhattan Corporation recently completed a merger with J.P. Morgan & Co. Incorporated, the former corporate parent of the investment adviser of the Merging Fund's assets, to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting (the "Meeting"), shareholders will be asked to consider and vote upon the proposed reorganization of the Merging Fund into J.P. Morgan Institutional Emerging Markets Equity Fund (the "Surviving Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF") (the "Reorganization"). After the Reorganization, shareholders of the Merging Fund will hold Select Class Shares of the Surviving Fund. The investment objective and policies of the Surviving Fund are identical to those of the Merging Fund. Both the Merging Fund and the Surviving Fund currently invest all of their investable assets in The Emerging Markets Equity Portfolio (the "Master Portfolio"). Concurrent with the Reorganization, the Surviving Fund will cease to operate under a "master/feeder" structure and will instead invest directly in portfolio securities. In connection with the Reorganization, the Surviving Fund will be renamed "JPMorgan Fleming Emerging Markets Equity Fund."

    At the Meeting, you will also be asked to consider and vote upon the election of Trustees of JPMF.

    The investment adviser for the assets of both the Merging Fund and the Surviving Fund is J.P. Morgan Investment Management Inc. ("JPMIM").

    Please see the enclosed Combined Prospectus/Proxy Statement for detailed information regarding the proposed Reorganization and a comparison of the Merging Fund and JPMF to the Surviving Fund and JPMIF. The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by the Merging Fund, JPMF, the Surviving Fund, JPMIF or their shareholders.

    If approval of the Reorganization is obtained, you will automatically receive Select Class Shares of the Surviving Fund.

    The Proposals have been carefully reviewed by the Board of Trustees of JPMF, which has approved the Proposals.

    THE BOARD OF TRUSTEES OF JPMF UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.

    Following this letter is a list of commonly asked questions. If you have any additional questions on voting of proxies and/or the meeting agenda, please call us at 1-800-521-5411.

    A proxy card is enclosed for your use in the shareholder meeting. This card represents shares you held as of the record date, April 6, 2001. IT IS IMPORTANT THAT YOU COMPLETE, SIGN, AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED OR CALL THE NUMBER PROVIDED ON THE PROXY CARD AS SOON AS POSSIBLE. This will ensure that your shares will be represented at the Meeting to be held on July 3, 2001.

                                                                    41-NAPS 3931

    Please read the enclosed materials carefully. You may, of course, attend the meeting in person if you wish, in which case the proxy can be revoked by you at the Meeting.

                                          Sincerely,

                                          /s/ Matthew Healey

                                          Matthew Healey
                                          Chairman

    SPECIAL NOTE: Certain shareholders may receive a telephone call from our proxy solicitor D.F. King & Co., Inc., or us to answer any questions they may have or to provide assistance in voting. Remember, your vote is important! Please sign, date and promptly mail your proxy card(s) in the return envelope provided or call the number provided on the proxy card in order to vote.

WHY IS THE REORGANIZATION BEING PROPOSED?

    The Reorganization is being proposed because each Fund's board believes that it is in the best interests of its shareholders.

IF THE REORGANIZATION IS APPROVED, WHAT WILL HAPPEN?

    In connection with the Reorganization, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund and will receive, in exchange, Select Class Shares of the Surviving Fund. The Merging Fund will then be liquidated and the Select Class Shares of the Surviving Fund will be distributed pro rata to shareholders. After the Reorganization, you will own Select Class Shares of the Surviving Fund rather than shares of the Merging Fund.

WHAT WILL BE THE EFFECT ON THE INVESTMENT STRATEGIES ASSOCIATED WITH MY INVESTMENT IF THE PROPOSED CHANGES ARE APPROVED?

    The Surviving Fund has identical investment objectives and policies to those of the Merging Fund. Both the Merging Fund and the Surviving Fund currently invest all of their investable assets in the Master Portfolio. Concurrent with the Reorganization, the Surviving Fund will cease to operate under a "master/ feeder" structure and will instead invest its assets directly in portfolio securities.

HOW WILL THE FEES AND EXPENSES ASSOCIATED WITH MY INVESTMENT BE AFFECTED?

    As a result of the Reorganization, the contractual (or pre-waiver) and actual (or post-waiver) total expense ratios will be the same or less for your shares in the Surviving Fund than they are for your shares in the Merging Fund. If an increase does occur, Morgan Guaranty Trust Company of New York, the Surviving Fund's administrator, ("Morgan") has contractually agreed to waive fees payable to it and reimburse expenses so that the actual total operating expenses will remain the same for THREE YEARS after the Reorganization.

WILL THERE BE ANY CHANGE IN WHO MANAGES MY INVESTMENT?

    No. JPMIM will continue to manage the assets of the Surviving Fund after the Reorganization.

WHO WILL PAY FOR THE REORGANIZATION?

    The cost and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by JPMC and not by either the Merging Fund or the Surviving Fund (or shareholders of either fund).

WHAT IF I DO NOT VOTE OR VOTE AGAINST THE REORGANIZATION, YET APPROVAL OF THE REORGANIZATION IS OBTAINED?

    You will automatically receive Select Class Shares of the Surviving Fund.

WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF TRUSTEES FOR JPMF IF AFTER THE REORGANIZATION I WILL OWN SHARES IN THE SURVIVING FUND, A SERIES OF JPMIF?

    Even if the Reorganization is approved, other mutual funds that are series of JPMF will continue to exist and operate. All shareholders of any series of JPMF as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you are still a shareholder in JPMF, you are entitled to vote on this proposal. Shareholders of JPMIF are being asked to approve the same Trustees that are proposed for JPMF.

AS A HOLDER OF SHARES OF THE MERGING FUND, WHAT DO I NEED TO DO?

    Please read the enclosed Combined Prospectus/Proxy Statement and vote. Your vote is important! Accordingly, please sign, date and mail the proxy card(s) promptly in the enclosed return envelope as soon as possible after reviewing the enclosed Combined Prospectus/Proxy Statement.

MAY I ATTEND THE MEETING IN PERSON?

    Yes, you may attend the Meeting in person. If you complete a proxy card and subsequently attend the Meeting, your proxy can be revoked. Therefore, to ensure that your vote is counted, we strongly urge you to mail us your signed, dated and completed proxy card(s) even if you plan to attend the Meeting.

                    J.P. MORGAN EMERGING MARKETS EQUITY FUND
                         A SERIES OF J.P. MORGAN FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-521-5411

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001

To the Shareholders of J.P. Morgan Emerging Markets Equity Fund:

    NOTICE IS HEREBY GIVEN THAT a Special Meeting (the "Meeting") of the shareholders ("Shareholders") of J.P. Morgan Emerging Markets Equity Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, NY, on July 3, 2001 at 9:00 a.m., (Eastern time) for the following purposes:

 ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Plan") by and among JPMF, on behalf of the Merging Fund, J.P. Morgan Institutional Funds ("JPMIF"), on behalf of J.P. Morgan Institutional Emerging Markets Equity Fund (the "Surviving Fund"), and J.P. Morgan Chase & Co. and the transactions contemplated thereby, including (a) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for Select Class Shares of the Surviving Fund (the "Select Class Shares"), and (b) the distribution of such Select Class Shares to the Shareholders of the Merging Fund in connection with the liquidation of the Merging Fund.

 ITEM 2. To elect eight Trustees to serve as members of the Board of Trustees of JPMF.

 ITEM 3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    YOUR FUND TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF ITEMS 1 AND 2.

    Each proposal is described in the accompanying Combined Prospectus/Proxy Statement. Attached as Appendix A to the Combined Prospectus/Proxy Statement is a copy of the Reorganization Plan.

    Shareholders of record as of the close of business on April 6, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. The Meeting will be a joint meeting with the meetings of shareholders of all series of JPMF, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you.

   SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF JPMF. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE MERGING FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                          /s/ Sharon Weinberg
                                          SHARON WEINBERG
                                          SECRETARY

    May 12, 2001

                      COMBINED PROSPECTUS/PROXY STATEMENT
                               DATED MAY 12, 2001

                  ACQUISITION OF THE ASSETS AND LIABILITIES OF
                    J.P. MORGAN EMERGING MARKETS EQUITY FUND
                         A SERIES OF J.P. MORGAN FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-521-5411

                 BY AND IN EXCHANGE FOR SELECT CLASS SHARES OF
             J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND
                  A SERIES OF J.P. MORGAN INSTITUTIONAL FUNDS
                                522 FIFTH AVENUE
                               NEW YORK, NY 10036
                                 1-800-766-7722

    This Combined Prospectus/Proxy Statement relates to the proposed reorganization of J.P. Morgan Emerging Markets Equity Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPMF"), into JPMorgan Institutional Emerging Markets Equity Fund (the "Surviving Fund"), a series of J.P. Morgan Institutional Funds ("JPMIF"). If approved by shareholders of the Merging Fund, the proposed reorganization will be effected by transferring all of the assets and liabilities of the Merging Fund to the Surviving Fund, which has identical investment objectives and policies to those of the Merging Fund, in exchange for Select Class Shares of the Surviving Fund (the "Reorganization"). Therefore, as a result of the proposed Reorganization, current shareholders of the Merging Fund (the "Merging Fund Shareholders") will become shareholders of the Surviving Fund ("Surviving Fund Shareholders"). JPMF and JPMIF are both open-end management investment companies offering shares in several portfolios. In connection with the Reorganization, the J.P. Morgan Institutional Emerging Markets Equity Fund will be renamed "JPMorgan Fleming Emerging Markets Equity Fund."

    In connection with the proposed Reorganization, the Surviving Fund will implement a new multi-class structure under which it will offer Select Class and Institutional Class shares. If the proposed Reorganization is approved by Merging Fund Shareholders, each Merging Fund Shareholder will receive Select Class Shares (the "Select Class Shares") of the Surviving Fund with a value equal to such Merging Fund Shareholder's holdings in the Merging Fund. Merging Fund Shareholders will not pay a sales charge on Select Class Shares received in the Reorganization or on subsequent purchases or exchanges of Select Class Shares of the Surviving Fund or other JPMorgan Funds.

    At the Meeting, you also will be asked to consider and vote upon the election of Trustees of JPMF.

    The terms and conditions of these transactions are more fully described in this Combined Prospectus/ Proxy Statement and in the Agreement and Plan of Reorganization (the "Reorganization Plan") among JPMF, on behalf of the Merging Fund, JPMIF, on behalf of the Surviving Fund and J.P. Morgan Chase & Co., attached to this Combined Prospectus/Proxy Statement as Appendix A.

    The Board of Trustees for JPMF is soliciting proxies in connection with a Special Meeting (the "Meeting") of Shareholders to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, NY, at which meeting shareholders in the Merging Fund will be asked to consider and approve the proposed Reorganization Plan, certain transactions contemplated by the Reorganization Plan and certain other proposals. This Combined Prospectus/Proxy Statement constitutes the proxy statement of the Merging Fund for the meeting of its Shareholders and also constitutes JPMIF's prospectus for Select Class Shares that have been registered with the Securities and Exchange Commission (the "Commission") and are to be issued in connection with the Reorganization.

    This Combined Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about JPMF and JPMIF that an investor should know before voting on the proposals. The current Prospectus, Statement of Additional Information and Annual Report (including the Annual Report of The Emerging Markets Equity Portfolio) of the Merging Fund and the preliminary Prospectus, Statement of Additional Information and the current Annual Report of the Surviving Fund are incorporated herein by reference, and the preliminary Prospectus and current Annual Report (including the Annual Report of The Emerging Markets Equity Portfolio) for the Surviving Fund are enclosed with this Combined Prospectus/Proxy Statement. A Statement of Additional Information relating to this Combined Prospectus/Proxy Statement containing additional information about JPMF and JPMIF has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. A copy of the Statement of Additional Information as well as the Prospectus, Statement of Additional Information and Annual Report of the Merging Fund may be obtained without charge by writing to JPMF at its address noted above or by calling 1-800-521-5411.

    This Combined Prospectus/Proxy Statement is expected to first be sent to shareholders on or about May 12, 2001.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JPMF OR JPMIF.

    INVESTMENTS IN THE SURVIVING FUND ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. NO SHARES IN THE SURVIVING FUND ARE BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS

                                                    Page
                                                    -----
INTRODUCTION......................................     1
PROPOSAL 1: REORGANIZATION PLAN...................     1
SUMMARY...........................................     1
COMPARATIVE FEE AND EXPENSE TABLES................     4
RISK FACTORS......................................     5
INFORMATION RELATING TO THE PROPOSED
 REORGANIZATION...................................     6
PURCHASES, REDEMPTIONS AND EXCHANGES..............    10
DISTRIBUTIONS AND TAXES...........................    11
COMPARISON OF THE MERGING FUND'S AND THE SURVIVING
 FUND'S ORGANIZATION STRUCTURE....................    12
INFORMATION RELATING TO THE ADVISORY CONTRACTS AND
 OTHER SERVICES...................................    13
PROPOSAL 2: ELECTION OF TRUSTEES..................    16
INFORMATION RELATING TO VOTING MATTERS............    20
ADDITIONAL INFORMATION ABOUT JPMF.................    23
ADDITIONAL INFORMATION ABOUT JPMIF................    23
FINANCIAL STATEMENTS AND EXPERTS..................    23
OTHER BUSINESS....................................    23
LITIGATION........................................    23
SHAREHOLDER INQUIRIES.............................    24
APPENDIX A--AGREEMENT AND PLAN OF
 REORGANIZATION...................................   A-1

                                  INTRODUCTION

GENERAL

    This Combined Prospectus/Proxy Statement is being furnished to the shareholders of the Merging Fund, an open-end management investment company, in connection with the solicitation by the Board of Trustees of JPMF of proxies to be used at a Special Meeting of Shareholders of the Merging Fund to be held on July 3, 2001 at 9:00 a.m., Eastern time, at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, NY (together with any adjournments thereof, the "Meeting"). The Meeting will be a joint meeting with the meetings of shareholders of all series of JPMF, which meetings are being called for purposes of considering proposals 1 and 2 above and certain other proposals not applicable to you. It is expected that the mailing of this Combined Prospectus/Proxy Statement will be made on or about May 12, 2001.

                                  PROPOSAL 1:
                              REORGANIZATION PLAN

    At the Meeting, Merging Fund Shareholders will consider and vote upon the Agreement and Plan of Reorganization (the "Reorganization Plan") dated May 11, 2001 among JPMF, on behalf of the Merging Fund, JPMIF, on behalf of the Surviving Fund (the Merging Fund and the Surviving Fund are collectively defined as the "Funds") and J.P. Morgan Chase & Co. pursuant to which all of the assets and liabilities of the Merging Fund will be transferred to the Surviving Fund in exchange for Select Class Shares of the Surviving Fund. As a result of the Reorganization, Merging Fund Shareholders will become shareholders of the Surviving Fund and will receive Select Class Shares equal in value to their holdings in the Merging Fund on the date of the Reorganization. In connection with the Reorganization, the Surviving Fund will be renamed "JPMorgan Fleming Emerging Markets Equity Fund." Further information relating to the Surviving Fund is set forth herein, and the Surviving Fund's preliminary Prospectus and current Annual Report (including the Annual Report of The Emerging Markets Equity Portfolio) is enclosed with this Combined Prospectus/Proxy Statement.

    THE JPMF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
1.

VOTE REQUIRED

    Approval of the Reorganization Plan by the Merging Fund requires the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Merging Fund present at the joint meeting if the holders of more than 50% of the outstanding voting shares of the Merging Fund are present or represented by proxy and (ii) more than 50% of all outstanding voting shares of the Merging Fund. If the Reorganization Plan is not approved by the Merging Fund Shareholders, the JPMF Board will consider other appropriate courses of action.

                                    SUMMARY

    The following is a summary of certain information relating to the proposed Reorganization, the parties thereto and the transactions contemplated thereby, and is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, the Prospectus, Statement of Additional Information and Annual Report (including the Annual Report of the Emerging Markets Equity Portfolio) of the Merging Fund, the preliminary Prospectus and Statement of Additional Information and the current Annual Report of the Surviving Fund, and the Reorganization Plan attached to this Combined Prospectus/Proxy Statement as Appendix A.

PROPOSED REORGANIZATION

    Each of the Surviving Fund and the Merging Fund currently invests all of its assets in The Emerging Markets Equity Portfolio (the "Master Portfolio"), which has identical investment objectives and policies as the Surviving Fund and the Merging Fund and which is advised by J.P. Morgan Investment Management Inc. ("JPMIM").

    If the Reorganization is approved by the shareholders of the Merging Fund and certain other conditions are met, the Merging Fund will be reorganized into the Surviving Fund. Concurrent with the Reorganization, the Surviving Fund will cease to operate under a "master/feeder" structure and will instead invest directly in portfolio securities rather than in the Master Portfolio.

    In connection with the proposed Reorganization, the Surviving Fund will implement a new multi-class structure under which it will offer Select Class Shares and Institutional Class Shares. Pursuant to the proposed Reorganization, the Merging Fund will transfer all of its assets and liabilities to the Surviving Fund in exchange for Select Class Shares.

    Under the proposed Reorganization, each Merging Fund Shareholder will receive a number of Select Class Shares of the Surviving Fund with an aggregate net asset value equal on the date of the exchange to the aggregate net asset value of such shareholder's Merging Fund Shares on such date. Therefore, following the proposed Reorganization, Merging Fund Shareholders will be Surviving Fund Shareholders. Merging Fund Shareholders will not pay a sales load in connection with the Reorganization. See "Information Relating to the Proposed Reorganization."

    The Surviving Fund has investment objectives, policies and restrictions identical to those of the Merging Fund. However, while the Merging Fund and the Surviving Fund currently invest all of their assets in the Master Portfolio (which in turn invests in portfolio securities), after the Reorganization the Surviving Fund will invest directly in portfolio securities. Following the Reorganization the Surviving Fund will have substantially similar purchase, redemption and dividend policies as the Merging Fund.

    Based upon their evaluation of the relevant information presented to them, including an analysis of the operation of the Surviving Fund both before and after the Reorganization, the terms of the Reorganization Plan, the opportunity to combine the two Funds with identical investment objectives and policies, and the fact that the Reorganization will be tax-free, and in light of their fiduciary duties under federal and state law, the JPMF Board and the JPMIF Board, including a majority of each Board's members who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), have each determined that the proposed Reorganization is in the best interests of its respective Fund and shareholders and that the interests of such shareholders will not be diluted as a result of such Reorganization.

REASONS FOR THE REORGANIZATION

    The Reorganization is being proposed because each Fund's board believes that it is in the best interest of its shareholders.

FEDERAL INCOME TAX CONSEQUENCES

    Simpson Thacher & Bartlett will issue an opinion (based on certain assumptions) as of the effective time of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Merging Fund, the Surviving Fund or the shareholders of the Merging Fund. A shareholder's holding period and tax basis of Select Class Shares received by a Shareholder of the Merging Fund will be the same as the holding period and tax basis of such shareholder's shares of the Merging Fund. In addition, the holding period and tax basis of those assets owned by the Merging Fund and transferred to the Surviving Fund will be identical for the Surviving Fund. See "Information Relating to the Proposed Reorganization--Federal Income Tax Consequences."

INVESTMENT ADVISER

    The investment adviser for the Master Portfolio (and therefore the assets of the Merging Fund and the Surviving Fund) is JPMIM. Following the Reorganization, JPMIM will serve as the Surviving Fund's investment adviser. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMC").

INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Surviving Fund and the Merging Fund is to provide high total return from a portfolio of equity securities from emerging markets issuers. See "Risk Factors." Both Funds have identical investment policies, and the Surviving Fund's investment policies will not change as a result of the Reorganization, although, as mentioned above, the Surviving Fund will invest directly in portfolio securities rather than the Master Portfolio. For more information regarding the Surviving Fund's investment policies, see the Surviving Fund's Prospectus enclosed with this Combined Prospectus/Proxy Statement. Each Fund may change its objective without shareholder approval.

    Each Fund invests primarily in equity securities from countries whose economies or stock markets are less developed. Each Fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

    Each Fund makes country allocation decisions and may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Each Fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. Each Fund typically maintains full currency exposure to those markets in which it invests. However, each Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

    Under normal circumstances the Surviving Fund plans to remain fully invested, with at least 65% in stocks. Stock investments may include convertible securities, preferred stocks, depository receipts (such as ADRs and EDRs), trust or partnership interests, warrants, rights, and investment company securities. The Surviving Fund seeks to limit risk and enhance performance through active management, country allocation and diversification. During severe market downturns, the Surviving Fund has the option of investing up to 100% of assets in investment-grade short-term securities. The Surviving Fund will invest up to 20% of assets in debt securities when JPMIM believes the potential total return exceeds potential total return in emerging markets equity securities.

PRINCIPAL RISKS OF INVESTING IN THE SURVIVING FUND

    The value of your investment in the Surviving Fund will fluctuate in response to movements in international stock and bond markets, interest rates and currency exchange rates. Fund performance will also depend on the effectiveness of JPMIM research and the management team's country allocation and security selection decisions.

    In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Because emerging markets carry higher risks than developed markets, the fund's performance is likely to be more volatile than that of many other international equity funds. To the extent that the fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. Foreign securities are generally riskier than their domestic counterparts. You should be prepared to ride out periods of underperformance.

    By emphasizing undervalued stocks, the fund has the potential to produce returns that exceed those of the fund's benchmark. At the same time, the fund seeks to limit its volatility to that of the benchmark.

CERTAIN ARRANGEMENTS WITH SERVICE PROVIDERS

ADVISORY SERVICES

    The investment adviser for the Surviving Fund's and the Merging Fund's assets is JPMIM. JPMIM oversees the asset management of both funds. As compensation for its services, JPMIM receives a management fee indirectly from both funds at an annual rate of 1.00% of average daily net assets. Following the Reorganization, JPMIM will manage the Surviving Fund's assets directly and will receive a fee at an annual rate of 1.00% of average daily net assets.

OTHER SERVICES

    J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the distributor for the Surviving Fund. Morgan Guaranty Trust Company of New York ("Morgan") currently serves as administrator and shareholder servicing agent and an affiliate Distributor currently serves as sub-administrator. The Bank of New York ("BONY") currently serves as fund accountant and custodian, and DST Systems, Inc. ("DST") currently serves as transfer agent and dividend disbursing agent for the Surviving Fund. It is anticipated that subsequent to the consummation of the Reorganization, The Chase Manhattan Bank ("Chase") will become the Surviving Fund's fund accountant and custodian. PricewaterhouseCoopers, LLP serves as the Surviving Fund's independent accountants.

ADMINISTRATOR

    In connection with the Reorganization, the administration fee paid to Morgan will be increased on August 11, 2001 to 0.15% of average daily net assets of complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion (currently such assets are less than $25 billion). The Merging Fund currently pays Morgan, its administration, an administration fee at an effective rate of 0.048% of its average daily net assets.

ORGANIZATION

    Each of JPMF and JPMIF is organized as a Massachusetts business trust. The Merging Fund is organized as a series of JPMF and the Surviving Fund is organized as a series of JPMIF.

PURCHASES, REDEMPTIONS AND EXCHANGES

    After the Reorganization, the procedures for making purchases, redemptions and exchanges of Select Class Shares of the Surviving Fund will be substantially similar to those with respect to shares of the Merging Fund, as described in this Combined Prospectus/Proxy Statement and the Surviving Fund's Prospectus and Statement of Additional Information.

                       COMPARATIVE FEE AND EXPENSE TABLES

    The table below shows (i) information regarding the fees and expenses paid by the Merging Fund for the most recent fiscal year that reflect current expense arrangements and (ii) estimated fees and expenses on a pro forma basis for the Surviving Fund after giving effect to the proposed Reorganization. Under the proposed Reorganization, holders of Shares in the Merging Fund will receive Select Class Shares in the Surviving Fund. Please note that the Surviving Fund currently has one class of shares (which will not be distributed to Merging Fund shareholders as a result of the Reorganization and, therefore, no information of this class is shown in the table below). In connection with the Reorganization, this class will be re-named "Institutional Class" and the Select Class share class will be introduced.

    The table indicates that both contractual (pre-waiver) and actual (post-waiver) total expense ratios for current shareholders of the Merging Fund will be less or stay the same following the Reorganization. In addition, Morgan, the Surviving Fund's administrator, has agreed to waive certain fees and/or reimburse certain expenses to ensure that actual total operating expenses do not increase for three years after the Reorganization.

                     THE EMERGING MARKETS EQUITY PORTFOLIO

                                                    THE MERGING FUND
                                                    ----------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) when you buy shares,
  shown as % of the offering price                     None
  Maximum Deferred Sales Charge (Load) shown as
  lower of original purchase price or redemption
  proceeds                                             None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                           1.00%
Distribution (12b-1) Fees                              None
Other Expenses                                            0.96%
                                                          ----
Total Annual Fund Operating Expenses                      1.96%
                                                          ====
Fee Waivers and Expense Reimbursements(1)                 0.21%
                                                          ----
Net Expenses                                              1.75%
                                                          ====

---------------------

(1) Reflects an agreement dated 3/1/01 by Morgan, an affiliate of JPMC, to reimburse the Merging Fund to the extent operating expenses (which exclude interest, taxes and extraordinary expenses) exceed 1.75% of average daily net assets through 2/28/02.

                                                         THE SURVIVING FUND
                                                    PRO FORMA WITH REORGANIZATION
                                                         SELECT CLASS SHARES
                                                    -----------------------------
SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) when you buy shares,
  shown as % of the offering price                        None
  Maximum Deferred Sales Charge (Load) shown as
  lower of original purchase price or redemption
  proceeds                                                None
ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 1.00%
Distribution (12b-1) Fees                                 None
Other Expenses                                                  0.88%
                                                                ----
Total Annual Fund Operating Expenses                            1.88%
                                                                ====
Fee Waivers and Expense Reimbursements(1)                       0.13%
                                                                ----
Net Expenses                                                    1.75%
                                                                ====

---------------------

(1) Reflects an agreement by Morgan, an affiliate of JPMC, to reimburse the Surviving Fund to the extent operating expenses (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.75% of average daily net assets with respect to Select Class Shares for three years after the Reorganization.

    The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

    EXAMPLE: This example helps investors compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes:

    - You invest $10,000;

    - You sell all of your shares at the end of each period;

    - Your investment has a 5% return each year; and

    - You pay net expenses for three years after the Reorganization and total operating expenses as indicated in the table above.

    Although actual costs may be higher or lower, based upon these assumptions your costs would be:

                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
THE MERGING FUND                 $178    $595    $1,038    $2,268
PRO FORMA THE SURVIVING FUND
  Select Class Shares            $178    $551    $  978    $2,167

                                  RISK FACTORS

    The following discussion highlights the principal risk factors associated with an investment in the Surviving Fund. The Surviving Fund has investment policies and investment restrictions, and therefore risks, identical to those of the Merging Fund. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

    All mutual funds carry a certain amount of risk. You may lose money on your investment in the Surviving Fund. The Surviving Fund may not achieve its objective if JPMIM's expectations regarding particular securities or markets are not met. In addition, the Surviving Fund's share price, yield and total return will vary in response to changes in interest rates and stock and bond market movements. The value of most bonds will fall when interest rates rise, and the longer a bond's maturity and the lower its credit quality, the more its value typically falls. How well the Surviving Fund's performance compares to that of similar equity funds will depend on the success of the investment process.

    The Surviving Fund could lose money because of foreign government actions, political instability, or lack of adequate and/or accurate information. Investment risks tend to be higher in emerging markets. These markets also present higher liquidity and valuation risks.

    Adverse market conditions may from time to time cause the Surviving Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Surviving Fund from achieving its investment objective. The Surviving Fund could underperform its benchmark due to its securities choices and other management decisions.

    Currency exchange rate movements could reduce gains or create losses. Currency risks tend to be higher in emerging markets.

    The Surviving Fund may buy securities before issue or for delayed delivery.

    The Surviving Fund may use derivatives for hedging and for risk management (i.e. to establish or adjust exposure to particular securities, markets or currencies.) Derivatives such as futures, options, swaps and forward foreign currency contracts that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Surviving Fund that would not have otherwise occurred. Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities. The counterparty to a derivatives contract could default. Certain types of derivatives involve costs to the Surviving Fund which can reduce returns. Derivatives that involve leverage could magnify losses.

    The Surviving Fund may lend some of its portfolio securities in order to earn income. When the Surviving Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower defaults. The collateral the Surviving Fund receives from the borrower will be subject to the risks of the securities in which it is invested.

    The Surviving Fund may purchase illiquid holdings. The Surviving Fund could have difficulty valuing illiquid holdings precisely. The Surviving Fund could be unable to sell these holdings at the time or price it desires.

    The Surviving Fund may engage in short-term trading. Increased trading could raise the Surviving Fund's brokerage and related costs. Increased short-term capital gains distributions could raise shareholders' income tax liability.

    An investment in the Surviving Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money if you sell when the Surviving Fund's share price is lower than when you invested.

              INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

    The terms and conditions under which the Reorganization may be consummated are set forth in the Reorganization Plan. Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Appendix A to this Combined Prospectus/Proxy Statement and which is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION PLAN

    The Reorganization Plan provides that at the Effective Time (as defined in the Reorganization Plan) of the Reorganization, the assets and liabilities of the Merging Fund will be transferred to and assumed by the Surviving Fund. In exchange for the transfer of the assets and the assumption of the liabilities of the Merging Fund, JPMIF will issue at the Effective Time of the Reorganization full and fractional Select Class Shares of the Surviving Fund equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding shares of the Merging Fund as determined at the valuation time specified in the Reorganization Plan. The Reorganization Plan provides that the Merging Fund will declare a dividend or dividends prior to the Effective Time of the Reorganization which, together with all previous dividends, will have the effect of distributing to Merging Fund Shareholders all undistributed net investment income earned and net capital gain realized up to and including the Effective Time of the Reorganization.

    Following the transfer of assets to, and the assumption of the liabilities of the Merging Fund by, the Surviving Fund, the Merging Fund will distribute Select Class Shares received by it to the Merging Fund Shareholders in liquidation of the Merging Fund. Each Merging Fund Shareholder at the Effective Time of the Reorganization will receive an amount of Select Class Shares with a total net asset value equal to the net asset value of their Merging Fund Shares plus the right to receive any dividends or distributions which were declared before the Effective Time of the Reorganization but that remained unpaid at that time with respect to the shares of the Merging Fund.

    The Surviving Fund expects to maintain most of the portfolio investments of the Merging Fund in light of the identical investment policies of the Merging Fund and the Surviving Fund. Concurrently with the Reorganization, the Surviving Fund will cease to operate under a "master/feeder" structure and will instead invest directly in portfolio securities rather than in the Master Portfolio.

    After the Reorganization, all of the issued and outstanding shares of the Merging Fund shall be canceled on the books of the Merging Fund and the stock transfer books of the Merging Fund will be permanently closed.

    The Reorganization is subject to a number of conditions, including without limitation: approval of the Reorganization Plan and the transactions contemplated thereby described in this Combined Prospectus/Proxy Statement by the Merging Fund Shareholders; the receipt of a legal opinion from Simpson Thacher & Bartlett with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Plan. Assuming satisfaction of the conditions in the Reorganization Plan, the Effective Time of the Reorganization will be on or about September 1, 2001 or such other date as is agreed to by the parties.

    The expenses of the Funds in connection with the Reorganization will be borne by JPMC or one of its affiliates.

    The Reorganization Plan and the Reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization by either party if a material condition to the performance of such party under the Reorganization Plan or a material covenant of the other party is not fulfilled by the date specified in the Reorganization Plan or if there is a material default or material breach of the Reorganization Plan by the other party. In addition, either party may terminate the Reorganization Plan if its trustees determine that proceeding with the Reorganization Plan is not in the best interests of their Fund's shareholders.

BOARD CONSIDERATIONS

    The Merging Fund and the Surviving Fund currently exists in a "master/feeder" format, pursuant to which each Fund (the feeders) invests its assets in a common portfolio--the "master"--and shares of each fund are sold to different categories of investors with different distribution and shareholder services and fees. Among other reasons for the creation of this structure was the opportunity to obtain the economies of scale from an investment and expense perspective that might come from the investment and administration of a larger pool of assets than any one fund could expect to have on its own. An important factor in the decision to structure the funds in this way at the time was that non-U.S. investors' assets would be invested alongside those of U.S. investors within the master portfolio on a basis that was not disadvantageous to the non-U.S. investors from a U.S. tax perspective. For various reasons, non-U.S. feeders in the fund complex withdrew their assets from the masters commencing in 1997, thereby eliminating one of the principal reasons for the master/feeder format. Nevertheless, the funds continued in that format and, the JPMF Board believes, conducted their operations on a basis at least as favorable to the funds as would have obtained if the format had been abandoned, as is now proposed.

    Following the announcement of the merger of the Chase Manhattan Corporation and J.P. Morgan & Co., JPMIM and Morgan and their counterparts within the Chase organization reviewed the compatibilities of their various mutual fund groups, including their respective organizational structures, service providers, distribution arrangements and methodologies, and fees and expenses. The proposed Reorganization of the Merging Fund into the Surviving Fund is a part of the more general integration of the J.P. Morgan funds complex with the Chase Vista funds complex to create a single mutual fund complex with substantially similar arrangements for the provision of advisory, administration, distribution, custody and fund accounting and transfer agency services.

    The JPMF Board believes that the conversion by way of the proposed Reorganization of the current master/feeder format into the multiclass format discussed in this Combined Prospectus/Proxy Statement and the adoption of the service arrangements by the Surviving Fund described herein (the "Service Arrangements") are in the best interests of the Merging Fund and its shareholders and that the interests of shareholders will not be diluted as a result of the Reorganization.

    In considering the proposed Reorganization and Service Arrangements, on January 23 and 24, 2001 and on March 26 and 27, 2001 the JPMF Board also noted that there were important benefits expected to arise out of the integration of the J.P. Morgan and Chase Vista mutual funds complexes. Among these benefits, the Board considered (1) investor and shareholder confusion should be mitigated if not eliminated by the adoption by both the J.P. Morgan and the Chase Vista mutual funds of common organizational structures and common service providers;
(2) Surviving Fund shareholders would be able to exchange into a larger number and greater variety of funds without paying sales charges, (3) to the extent that additional share classes are subsequently offered by the Surviving Fund it should have a positive effect on asset growth, which in turn over time could result in a lower total expense ratio as economies of scale were realized;
(4) JPMIM advised the Board that it believes that the outsourcing of many functions to the sub-administrator will (a) upgrade the quality of services currently being provided to the Funds, and (b) enhance Morgan's ability effectively to monitor and oversee the quality of all Fund service providers, including the investment adviser, distributor, custodian and transfer agent;
(5) Morgan's undertaking for three years to waive fees or reimburse the Surviving Fund's expenses in order that the total expense ratios of the Select and Institutional Classes do not exceed those of the Merging Fund and the Surviving Fund, respectively; (6) the fact that all costs and expenses of the Reorganization and implementation of the Service Arrangements would be borne by JPMC and (7) the fact that the Reorganization would constitute a tax-free reorganization.

    In addition, each Board took into account that, notwithstanding the increase in the administration fee paid to Morgan, Morgan agreed to cap the total expenses as set forth in the expense table above and to institute a breakpoint in the administration fee from 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion to 0.075% on assets in excess of $25 billion (currently such assets are less than $25 billion). The Merging Fund currently pays its administrator, Morgan, an administration fee at an effective rate of 0.048% of its average daily net assets. Moreover, JPMIM agreed that, notwithstanding its proposed increase to $1 million of the minimum investment in the Select Class, all current shareholders of the Merging Fund (for which the current minimum is $2,500) will be entitled to make additional investments in the Select Class of the Surviving Fund or of any other fund in the integrated fund complex or to exchange shares of the Select Class of the Surviving Fund for Select Shares of any other such fund. The Board also noted that Morgan did not propose, and advised that it does not expect to propose, the imposition of any distribution (12b-1) fees or shareholder servicing fees on the Select or Institutional Class that are not already in place. Finally the Board was advised that the custody and fund accounting fees to be charged by Chase will be lower than those currently charged by The Bank of New York. It should be recognized that, at current asset levels and in consequence of the expense cap, the lower custody and fund accounting fees will not have an immediate effect on the Surviving Fund's total expense ratio but should have some positive effect in the future.

    Based upon their evaluation of the relevant information provided to them, the changes effected in the Service Arrangements in the negotiations between the Trustees and Morgan, and in light of their fiduciary duties under federal and state law, the Trustees, including a majority who are not interested persons of the Funds or JPMC as defined in the 1940 Act, determined that the proposed Reorganization is in the best interests of the Merging and Surviving Fund, as applicable, that the interests of their respective shareholders would not be diluted as a result of the Reorganization, and that the Service Arrangements are in the best interests of the Surviving Fund.

    Finally, the Board took into account that the reallocation of the basis of certain assets of the Surviving Fund may have the effect of increasing the amount of the Surviving Fund's taxable gains on sale of those assets, but determined that the Funds had benefitted from the events giving rise to the requirement to make these reallocations coincident with the Reorganization, and the amount and timing of such increase in taxable gains were uncertain and, in any event, were not sufficiently material to offset the benefits otherwise to be or sought to be obtained in the Reorganization and Servicing Arrangements.

    THE JPMF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

    The JPMF Board has not determined what action the Merging Fund will take in the event shareholders do not approve the Reorganization Plan or for any reason the Reorganization is not consummated. In either such event, the Board will consider other appropriate courses of action.

FEDERAL INCOME TAX CONSEQUENCES

    Consummation of the Reorganization is subject to the condition that JPMF receive an opinion from Simpson Thacher & Bartlett to the effect that for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for the Select Class Shares and the liquidating distributions to shareholders of the Select Class Shares so received, as described in the Reorganization Plan, will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and with respect to the Reorganization, the Merging Fund and the Surviving Fund will each be considered "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by the Merging Fund as a result of such transaction; (iii) no gain or loss will be recognized by the Surviving Fund as a result of such transaction; (iv) no gain or loss will be recognized by the Merging Fund Shareholders on the distribution to the Merging Fund Shareholders of the Select Class Shares solely in exchange for their Merging Fund Shares; (v) the aggregate basis of shares of the Surviving Fund received by a shareholder of the Merging Fund will be the same as the aggregate basis of such Merging Fund Shareholder's Merging Fund Shares immediately prior to the Reorganization; (vi) the basis of the Surviving Fund in the assets of the Merging Fund received pursuant to such transaction will be the same as the basis of such assets in the hands of the Merging Fund immediately before such transaction; (vii) a Merging Fund Shareholder's holding period for the Select Class Shares will be determined by including the period for which such Merging Fund Shareholder held the Merging Fund Shares exchanged therefor, provided that the Merging Fund Shareholder held such Merging Fund Shares as a capital asset; and (viii) the Surviving Fund's holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Merging Fund.

    The Master Portfolio currently has an aggregate basis in its assets that is higher than the aggregate basis of all of the partnership interests in the Master Portfolio. Upon consummation of the Reorganization, the Surviving Fund will have an aggregate basis in its assets equal to the aggregate basis of the partnership interests in the Master Portfolio held by the Merging Fund and the Surviving Fund immediately prior to the Reorganization rather than the higher aggregate basis that such assets had in the hands of the Master Portfolio. Thus, the benefit of such higher basis will be lost upon consummation of the Reorganization.

    JPMF has not sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences to them, including state and local income taxes.

CAPITALIZATION

    Because the Merging Fund will be combined with the Surviving Fund in the Reorganization, the total capitalization of the Surviving Fund after the Reorganization is expected to be greater than the current capitalization of the Merging Fund. The following table sets forth as of October 31, 2000: (i) the capitalization of the Merging Fund; (ii) the capitalization of the Surviving Fund and (iii) the pro forma capitalization of the Surviving Fund as adjusted to give effect to the Reorganization. There is, of course, no assurance that the Reorganization will be consummated. Moreover, if consummated, the capitalizations of the Surviving Fund and the Merging Fund are likely to be different at the Effective Time of the Reorganization as a result of fluctuations in the value of portfolio securities of each Fund and daily share purchase and redemption activity in each Fund. The Surviving Fund currently has one class of shares. In connection with the Reorganization, this class will be renamed Institutional Class and the Select Class share class will be introduced.

                                                                      CAPITALIZATION
                                                                    PRO FORMA COMBINED
                                                                   WITH REORGANIZATION
                                                            ----------------------------------
                                THE MERGING  THE SURVIVING                       INSTITUTIONAL
                                   FUND          FUND       SELECT CLASS SHARES  CLASS SHARES
                                -----------  -------------  -------------------  -------------
Net Assets
  10-31-00                      $34,203,674  $110,710,855       $34,203,674      $110,710,855
Beneficial Interest
  Outstanding
  10-31-00                        4,781,230    16,583,935         --                  --
Shares Outstanding                  --            --              5,123,540        16,583,935
Net Asset Value                        7.15          6.68              6.68              6.68

                      PURCHASES, REDEMPTIONS AND EXCHANGES

    Following the Reorganization, the procedures for purchases, redemptions and exchanges of shares of the Surviving Fund will be substantially similar to those of the Merging Fund. The Surviving Fund currently has one class of shares. In connection with the Reorganization, this class will be renamed "Institutional Class" and the Select Class share class will be introduced. The following discussion reflects the new class structure. This section is qualified in its entirety by the discussion in the preliminary Prospectus and Statement of Additional Information of the Surviving Fund, which are incorporated herein by reference.

BUYING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO PURCHASES OF THE SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    The price shareholders pay for their shares is the net asset value per share
(NAV). NAV is the value of everything the Surviving Fund owns, minus everything it owes, divided by the number of shares held by investors. The Surviving Fund generally values its assets at fair market values but may use fair value if market prices are unavailable.

    The NAV of each class of the Surviving Fund's shares is generally calculated once each day as of the close of regular trading on the New York Stock Exchange. A shareholder will pay the next NAV calculated after the JPMorgan Funds Service Center (the "Center") receives that shareholder's order in proper form. An order is in proper form only after payment is converted into federal funds.

    The Center accepts purchase orders on any business day that the New York Stock Exchange is open. If an order is received in proper form by the close of regular trading on the New York Stock Exchange (or such time as determined by your financial intermediary), it will be processed at that day's price and the purchaser will be entitled to all dividends declared on that day. If an order is received after that time, it will generally be processed at the next day's price. If a purchaser pays by check for Surviving Fund shares before the close of regular trading on the New York Stock Exchange, it will generally be processed the next day the Surviving Fund is open for business.

    If a shareholder buys through an agent and not directly from the Center, the agent could set earlier cut-off times. Each shareholder must provide a Social Security Number or Taxpayer Identification Number when opening an account.

    The Surviving Fund has the right to reject any purchase order for any reason.

    The investment minimum for Select Class Shares is $1,000,000. However, shareholders who receive Select Class Shares as a result of the Reorganization may purchase new Select Class Shares in the Surviving Fund and may purchase Select Class Shares in other JPMorgan Funds with an investment minimum of $2,500. Orders by wire will be canceled if the Center does not receive payment by 4:00 p.m., Eastern time, on the settlement date.

    Shareholders seeking to buy Select Class Shares through an investment representative should instruct their representative to contact the Surviving Fund. Such representatives may charge investors a fee and may offer additional services, such as special purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Such representative may set different minimum investments and earlier cut-off times.

SELLING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO SALES OF THE SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION AND REFLECTS THE NEW CLASS STRUCTURE.

    Select Class Shares of the Surviving Fund may be sold on any day the Center is open for trading, either directly to the Fund or through an investment representative. Shareholders of the Surviving Fund will receive the next NAV calculated after the Center accepts his or her sale order.

    Under normal circumstances, if a request is received before the close of regular trading on the New York Stock Exchange, the Surviving Fund will send the proceeds the next business day. An order to sell shares will not be accepted if the Surviving Fund has not collected payment for the shares. The Surviving Fund may stop accepting orders to sell and may postpone payments for more than seven days only when permitted by federal securities laws.

    A shareholder who purchased through an investment representative, or through a financial service firm, should contact that representative, who will send the necessary documents to the Center. The representative might charge a fee for this service.

    Shareholders may also sell their shares by contacting the Center directly or their financial intermediary. Select Class shareholders may call 1-800-622-4273.

EXCHANGING SURVIVING FUND SHARES

    THE FOLLOWING DISCUSSION APPLIES TO EXCHANGES OF THE SELECT CLASS SHARES THAT YOU MIGHT MAKE AFTER THE REORGANIZATION.

    Select Class Shares of the Surviving Fund may be exchanged for shares of the same class in certain other JPMorgan Funds.

    For tax purposes, an exchange is treated as a sale of those shares. Shareholders should carefully read the prospectus of the fund into which they want to exchange.

    The exchange privilege is not a means of short-term trading as this could increase management cost and affect all shareholders of the Surviving Fund. The Fund reserves the right to limit the number of exchanges or refuse an exchange. Each exchange privilege may also be terminated. The Surviving Fund charges an administration fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter.

OTHER INFORMATION CONCERNING THE SURVIVING FUND

    For Select Class Shares, if the balance falls below the applicable investment minimum for 30 days as a result of selling shares (and not because of performance), then the Surviving Fund reserves the right to request that you buy more shares or close your account. At least 60 days' notice will be given before closing the account.

    Unless a shareholder indicates otherwise on his or her account application, the Surviving Fund is authorized to act on redemption and transfer instructions received by phone. If someone trades on an account by phone, the Surviving Fund will ask that person to confirm the account registration and address to make sure they match those in the Surviving Fund records. If they do correspond, the Surviving Fund is generally authorized to follow that person's instructions. The Surviving Fund will take all reasonable precautions to confirm that the instructions are genuine.

    Investors agree that they will not hold the Surviving Fund liable for any loss or expenses from any sales request, if the Surviving Fund takes reasonable precautions. The Surviving Fund will be liable for any losses to a shareholder from an unauthorized sale or fraud against such shareholder if the Surviving Fund does not follow reasonable procedures.

    It may not always be possible to reach the Center by telephone. This may be true at times of unusual market changes and shareholder activity. In that event, shareholders can mail instructions to the Surviving Fund or contact their investment representative or agent. The Surviving Fund may modify or cancel the sale of shares by phone without notice.

    JPMIF, on behalf of the Surviving Fund, has entered into agreements with certain shareholder servicing agents (including Morgan) under which the shareholder servicing agents agree to provide certain support services to their customers. For performing these services, each shareholder servicing agent will receive an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares held by investors serviced by the shareholder servicing agent. The Merging Fund likewise has similar arrangements with respect to its Shares.

    JPMIM and/or the Distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

    The Surviving Fund issues multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Select Class Shares may receive a different amount for each class.

                            DISTRIBUTIONS AND TAXES

    The Surviving Fund can earn income and realize capital gain. The Surviving Fund will deduct from these earnings any expenses and then pay to shareholders the distributions.

    The Surviving Fund typically distributes any net investment income annually. Net capital gain, if any, is distributed annually. You have three options for your Surviving Fund distributions. You may:

    - reinvest all of them in additional Surviving Fund shares;

    - take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

    - take all distributions in cash or as a deposit in a pre-assigned bank account.

    If you don't notify us otherwise, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

    Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

    If you receive distributions of net capital gain, the tax rate will be based on how long the Surviving Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

    Early in each calendar year, the Surviving Fund will send its shareholders a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

    The above is only a general summary of tax implications of investing in the Surviving Fund. Shareholders should consult their tax advisors to see how investing in the Surviving Fund will affect their own tax situation.

                    COMPARISON OF THE MERGING FUND'S AND THE
                    SURVIVING FUND'S ORGANIZATION STRUCTURE

    There are no material differences in the organizational structure of the Merging Fund and the Surviving Fund. Set forth below are descriptions of the structure, voting rights, shareholder liability and the liability of Trustees.

STRUCTURE OF THE MERGING FUND

    The Merging Fund is organized as a series of JPMF, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, JPMF's operations are governed by JPMF's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Merging Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

STRUCTURE OF THE SURVIVING FUND

    The Surviving Fund is organized as a series of JPMIF, which is organized under the law of the Commonwealth of Massachusetts. As a Massachusetts business trust, JPMIF's operations are governed by JPMIF's Declaration of Trust and By-Laws and applicable Massachusetts law. The operations of the Surviving Fund are also subject to the provisions of the 1940 Act and the rules and regulations thereunder.

TRUSTEES AND OFFICERS

    Subject to the provisions of its trust documents, the business of the Merging Fund is managed by JPMF's Trustees and the business of the Surviving Fund is managed by JPMIF's Trustees, who serve indefinite terms (subject to mandatory retirement age) and have all powers necessary or convenient to carry out their responsibilities.

    Information concerning the current Trustees and officers of JPMF and JPMIF is set forth in the Funds' respective Statements of Additional Information, which are incorporated herein by reference. The Trustees and Officers of JPMF and JPMIF are identical.

SHARES OF FUNDS

    Each of JPMF and JPMIF is a trust with an unlimited number of authorized shares of beneficial interest which may be divided into series or classes thereof. Each Fund is one series of a trust and may issue multiple classes of shares. Each share of a series or class of a trust represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class of either JPMF or JPMIF participate equally in the earnings, dividends and assets of the particular series or class.

Fractional shares have proportionate rights to full shares. Expenses of JPMF or JPMIF that are not attributable to a specific series or class will be allocated to all the series of that trust in a manner believed by its board to be fair and equitable. Generally, shares of each series will be voted separately, for example, to approve an investment advisory agreement. Likewise, shares of each class of each series will be voted separately, for example, to approve a distribution plan, but shares of all series and classes vote together, to the extent required by the 1940 Act, including for the election of Trustees. Neither JPMF nor JPMIF is required to hold regular annual meetings of shareholders, but may hold special meetings from time to time. There are no conversion or preemptive rights in connection with shares of either JPMF or JPMIF.

SHAREHOLDER VOTING RIGHTS

    With respect to all matters submitted to a vote of shareholders, shareholders of each of JPMF and JPMIF are entitled to the number of votes (or "voting shares") equal to the product of the number of shares owned multiplied by the net asset value per share on the record date.

    A vacancy in the Board of either JPMF or JPMIF resulting from the resignation of a Trustee or otherwise may be filled similarly by a vote of a majority of the remaining Trustees then in office, subject to the 1940 Act. In addition, Trustees may be removed from office by a vote of holders of voting shares representing two-thirds of the outstanding voting shares of each portfolio of that trust. A meeting of shareholders shall be held upon the written request of the holders of voting shares representing not less than 10% of the outstanding voting shares entitled to vote on the matters specified in the written request. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

SHAREHOLDER LIABILITY

    Under Massachusetts law, shareholders of either JPMF or JPMIF could, under certain circumstances, be held personally liable as partners for the obligations of that trust. However, the Declaration of Trust of each of JPMF and JPMIF disclaims shareholder liability for acts or obligations of that trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of that trust. Each of JPMF and JPMIF may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of that trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability generally is limited to circumstances in which both inadequate insurance exists and the trust itself is unable to meet its obligations.

LIABILITY OF DIRECTORS AND TRUSTEES

    Under the Declaration of Trust of each of JPMF and JPMIF, the Trustees of that trust are personally liable only for bad faith, willful misfeasance, gross negligence or reckless disregard of their duties as Trustees. Under the Declaration of Trust of each of JPMF and JPMIF, a Trustee or officer will generally be indemnified against all liability and against all expenses reasonably incurred or paid by such person in connection with any claim, action, suit or proceeding in which such person becomes involved as a party or otherwise by virtue of such person being or having been a Trustee or officer and against amounts paid or incurred by such person in the settlement thereof.

    The foregoing is only a summary of certain organizational and governing documents and Massachusetts business trust law. It is not a complete description. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Declaration of Trust and By-Laws of each of JPMF and JPMIF are available without charge upon written request to that trust.

       INFORMATION RELATING TO THE ADVISORY CONTRACTS AND OTHER SERVICES

GENERAL INFORMATION

    As noted above, the assets of the Surviving Fund currently invested in the Master Portfolio are managed by JPMIM pursuant to an Advisory Agreement between JPMIM and the Master Portfolio, and JPMIM is responsible for the day-to-day management of the Surviving Fund's assets. Following the Reorganization, the Surviving Fund's assets will be managed directly by JPMIM pursuant to an Advisory Agreement substantially similar to the agreement between the Master Portfolio and JPMIM.

DESCRIPTION OF JPMIM

    JPMIM is an indirect wholly-owned subsidiary of JPMC incorporated under the laws of Delaware. JPMIM's principal executive offices are located at 522 Fifth Avenue, New York, New York 10036. JPMIM, a registered investment adviser, manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. As of

March 31, 2001, JPMIM and certain of its affiliates provided investment management services with respect to assets of approximately $607.7 billion.

    Under the Advisory Agreement, JPMIM will be responsible for making decisions with respect to, and placing orders for, all purchases and sales of the portfolio securities of the Surviving Fund. JPMIM's responsibilities under the Advisory Agreement will include supervising the Surviving Fund's investments and maintaining a continuous investment program, placing purchase and sale orders and paying costs of certain clerical and administrative services involved in managing and servicing the Surviving Fund's investments and complying with regulatory reporting requirements. The services to be provided to the Surviving Fund by JPMIM are substantially similar to the services currently provided to the Master Portfolio and, therefore, indirectly to the Merging Fund by JPMIM.

   EXPENSES AND MANAGEMENT FEES. The Advisory Agreement provides that the Surviving Fund will pay JPMIM a monthly management fee based upon the net assets of the Surviving Fund. The annual rate of this management fee is 1.00%. The Master Portfolio and, therefore, indirectly the Merging Fund also currently pay 1.00% of average net assets to JPMIM for its advisory services. JPMIM may waive fees from time to time.

    Under the Advisory Agreement, except as indicated above, the Surviving Fund is responsible for its operating expenses including, but not limited to, taxes; interest; fees (including fees paid to its Trustees who are not affiliated with JPMIM or any of its affiliates); fees payable to the Commission; state securities qualification fees; association membership dues; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; management and administrative fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholder meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

   LIMITATION ON LIABILITY. The Advisory Agreement provides that JPMIM will not be liable for any error of judgment or mistake of law or for any act or omission or loss suffered by JPMIF or the Surviving Fund in connection with the performance of the Advisory Agreement except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement.

   DURATION AND TERMINATION. The Advisory Agreement will continue in effect from year to year with respect to the Surviving Fund, only so long as such continuation is approved at least annually by (i) the Board of Trustees of JPMIF or the majority vote of the outstanding voting securities of the Surviving Fund, and (ii) a majority of those Trustees who are neither parties to the Advisory Agreement nor "interested persons," as defined in the 1940 Act, of any such party, acting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Advisory Agreement is terminable at any time as to the Surviving Fund without penalty by the JPMIF Board or by vote of the majority of the Surviving Fund's outstanding voting securities upon 60 days' written notice to JPMIM, and by JPMIM on 90 days' written notice to JPMIF.

PORTFOLIO MANAGER

    The portfolio management team for the Surviving Fund is led by Satyen Mehta, managing director, who has been at JPMIM since 1984, and Peter Clark, vice president, who has been at JPMIM since 1968. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    JPMIM places orders for the Surviving Fund for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of the Surviving Fund. Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

    Portfolio transactions for the Surviving Fund will be undertaken principally to accomplish the Surviving Fund's objective in relation to expected movements in the general level of interest rates. The Surviving Fund may engage in short-term trading consistent with its objectives.

    In connection with portfolio transactions, JPMIM intends to seek best execution on a competitive basis for both purchases and sales of securities. Subject to the overriding objective of obtaining the best execution of orders, JPMIM may allocate a portion of the Surviving Fund's brokerage transactions to affiliates of JPMIM. Under the 1940 Act, persons affiliated with the Surviving Fund and persons who are affiliated with such persons are prohibited from dealing with the fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. However, affiliated persons of the fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Surviving Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMIM or an affiliate is a member or in a private placement in which JPMIM or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission's staff.

    Investment decisions made by JPMIM are the product of many factors in addition to basic suitability for the particular fund or other client in question. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the same security. The Surviving Fund may only sell a security to other portfolios or accounts managed by JPMIM or its affiliates in accordance with procedures adopted by the Trustees.

    It also sometimes happens that two or more clients simultaneously purchase or sell the same security. On those occasions when JPMIM deems the purchase or sale of a security to be in the best interests of the Surviving Fund, as well as other clients including other funds, JPMIM, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Surviving Fund with those to be sold or purchased for other clients in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by JPMIM in the manner it considers to be most equitable and consistent with JPMIM's fiduciary obligations to the Surviving Fund. In some instances, this procedure might adversely affect the Surviving Fund.

OTHER SERVICES

    The Distributor, a wholly owned, indirect subsidiary of BISYS Fund Services, Inc., currently serves as the Merging Fund's and the Surviving Fund's distributor. An affilitate of the Distributor serves as sub-administrator for both the Merging Fund and the Surviving Fund. The Distributor is unaffiliated with JPMC or any of its subsidiaries.

    Morgan serves as administrator and shareholder servicing agent, BONY serves as fund accountant and custodian, and DST serves as transfer agent and dividend disbursing agent for the Surviving Fund. The services provided by Morgan and BONY include day-to-day maintenance of certain books and records, calculation of the offering price of the shares and preparation of reports. In its role as custodian, BONY will be responsible for the daily safekeeping of securities and cash held by the Surviving Fund. The principal business address of Morgan is 60 Wall Street, New York, NY 10005. It is anticipated that subsequent to the consummation of the Reorganization, Chase will become the Surviving Fund's fund accountant and custodian.

    In connection with the Reorganization, the administration fee paid to Morgan will be increased on August 11, 2001 to 0.15% of average daily net assets for complex wide non-money market fund assets up to $25 billion and 0.075% on assets in excess of $25 billion (currently such assets are less than $25 billion). The Merging Fund currently pays Morgan, its administrator, an administration fee at an effective rate of 0.048% of its average daily net assets.

                                  PROPOSAL 2:
                              ELECTION OF TRUSTEES

    It is proposed that shareholders of the Merging Fund consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of JPMF, which is currently organized as a Massachusetts business trust. Even if the Reorganization described in Proposal 1 is approved, other mutual funds that are series of JPMF will continue to exist and operate. All shareholders of any series of JPMF as of the record date (April 6, 2001) are required to be given a vote on the proposal regarding Trustees. Because as of the record date you are still a shareholder in JPMF, you are entitled to vote on this proposal. Shareholders of JPMIF are being asked to approve the same Trustees as are being proposed for JPMF.

    In connection with the merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation, it has been proposed, subject to shareholder approval, that the Boards of Trustees of the investment companies managed by JPMIM and its affiliates be reorganized. JPMC and the Boards considered that the Boards of Trustees for the registered investment companies advised by J.P. Morgan Investment Management Inc. and the registered investment companies advised by J.P. Morgan Fleming Asset Management (USA) Inc. also be integrated and streamlined into a consolidated Board of Trustees to serve all of the funds in the Fund Complex (as defined below) (the "Consolidated Board"). It is anticipated that having a Consolidated Board will enhance the governance of the larger Fund Complex and is consistent with the prior practice of having a single Board for each predecessor fund complex. JPMC believes, and the respective Boards similarly concluded, that the Consolidated Board will increase administrative efficiencies for JPMC and the funds in the Fund Complex and will benefit shareholders of all such funds. The eight individuals who are being proposed for election to the Consolidated Board, and hence the Nominees described in this Proposal, were nominated after a careful and deliberate selection process by the respective Nominating Committees and Boards of Trustees. This selection process included the consideration of various factors, such as the desire to balance the respective expertise of the various candidates and diversity of background, the historical experience of various Trustees and Advisory Board members of the predecessor complexes, the sizes of the Boards and each of the Fund Complexes and related future cost savings, the practicalities dictated by the age 70 mandatory retirement policy of the registered investment companies advised by J.P. Morgan Investment Management, and other factors the Boards deemed relevant. Therefore, the Nominees include certain current Trustees of JPMF, certain current Trustees of JPMIF (including certain members of their respective Advisory Boards) and certain trustees of the former Chase Vista Funds. Each Nominee has consented to being named in this Combined Prospectus/Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office for a term of unlimited duration subject to the current mandatory retirement age of 70(1). The Trustees have no reason to believe that any Nominee will be unavailable for election.

    Shareholders of JPMIF are concurrently considering the election of the same individuals to the Board of Trustees of JPMIF. Biographical information about the Nominees and other relevant information is set forth below. More information regarding the current Trustees of JPMIF and JPMF is contained in the Funds' Statements of Additional Information, which are incorporated herein by reference.

    The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.
---------------------
(1) Each Nominee is grandfathered with respect to the mandatory retirement age for three years from the date of election.

    THE JPMF BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED BELOW.

VOTE REQUIRED

    The affirmative vote of the holders of more than 50% of the voting shares of JPMF present, in person or by proxy, at the joint meeting is required to elect a Trustee of JPMF, provided that at least one-third of the outstanding voting shares of JPMF is represented at the joint meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Trustees would remain as the only Trustees of JPMF.

    The following are the nominees:

                                     TRUSTEE       BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
    NAME OF NOMINEE AND CURRENT      OF JPMF                DURING THE PAST FIVE YEARS
    POSITION WITH FUND COMPLEX        SINCE   AGE            AND CURRENT DIRECTORSHIPS
-----------------------------------  -------  ---  ---------------------------------------------
William J. Armstrong--               Nominee  59   Retired; formerly Vice President and
  Trustee of certain other trusts                  Treasurer, Ingersoll- Rand Company
  in the Fund Complex since 1987                   (manufacturer of industrial supplies).
                                                   Address: 287 Hampshire Ridge, Park Ridge, NJ
                                                   07656

Roland R. Eppley, Jr.--              Nominee  68   Retired; formerly President and Chief
  Trustee of other trusts in the                   Executive Officer, Eastern States Bankcard
  Fund Complex since 1989                          Association Inc. (financial services)
                                                   (1971-1988); Director, Janel
                                                   Hydraulics, Inc.; formerly Director of The
                                                   Hanover Funds, Inc. (open-end mutual funds).
                                                   Address: 105 Coventry Place, Palm Beach
                                                   Gardens, FL 33418.

Ann Maynard Gray--                   Nominee  55   Former President, Diversified Publishing
  Member of Advisory Board of the                  Group and Vice President, Capital
  trust and certain other trusts in                Cities/ABC, Inc. Ms. Gray is also a director
  the Fund Complex since 2000                      of Duke Energy Corporation and Elan
                                                   Corporation, plc (pharmaceuticals). Address:
                                                   1262 Rockrimmon Road, Stamford, CT 06903

Matthew Healey--                      1982    63   Former Chief Executive Officer of the Trust
  Chairman of the Trust and certain                through April 2001; Chairman, Pierpont Group
  other trusts in the Fund Complex;                (provides services to trustees of investment
  Trustee of certain trusts in the                 companies), since prior to 1993. Address:
  Fund Complex since 1982                          Pine Tree Country Club Estates, 10286 Saint
                                                   Andrews Road, Boynton Beach, Florida 33436.

Fergus Reid, III*--                  Nominee  68   Chairman and Chief Executive Officer,
  Chairman of the Trust and certain                Lumelite Corporation (plastics
  other trusts in the Fund Complex;                manufacturing), since September 1985;
  Trustee of certain trusts in the                 Trustee, Morgan Stanley Funds. Address: 202
  Fund Complex since 1984                          June Road, Stamford, CT 06903.

James J. Schonbachler--              Nominee  58   Retired; Prior to September, 1998, Managing
  Member of Advisory Board of the                  Director, Bankers Trust Company and Group
  trust and certain other trusts in                Head and Director, Bankers Trust A.G., Zurich
  the Fund Complex since 2000                      and BT Brokerage Corp. (financial services).
                                                   Address: 3711 Northwind Court, Jupiter, FL
                                                   33477.

Leonard M. Spalding, Jr.*--          Nominee  65   Retired; formerly Chief Executive Officer of
  Trustee of certain other trusts                  Chase Mutual Funds Corp.; formerly President
  in the Fund Complex since 1998                   and Chief Executive Officer of Vista Capital
                                                   Management (investment management); and
                                                   formerly Chief Investment Executive of The
                                                   Chase Manhattan Private Bank (investment
                                                   management). Address: 2025 Lincoln Park Road,
                                                   Springfield, KY 40069.

H. Richard Vartabedian--             Nominee  65   Former President of certain other trusts in
  Trustee of certain other trusts                  the Fund Complex through April 2001;
  in the Fund Complex since 1992                   Investment Management Consultant; formerly,
                                                   Senior Investment Officer, Division Executive
                                                   of the Investment Management Division of The
                                                   Chase Manhattan Bank, N.A., 1980-1991.
                                                   Address: P.O. Box 296, Beach Road, Hendrick's
                                                   Head, Southport, ME 04576.

---------------------

  *  Mr. Spalding is deemed to be an "interested person" (as defined in the 1940
     Act) due to his ownership of equity securities of affiliates of JPMC. It is anticipated that Mr. Reid will be named Chairman of the Trust and therefore may be deemed to be an "interested person" of the Trust.

    If elected, each nominee would oversee 81 separate portfolios.

    The Board of Trustees and Advisory Board Members of JPMF each met five times during the twelve months ended 2000 calendar year, and each of the Trustees attended at least 75% of the meetings of the Board and any Committee on which he or she serves.

    The Board of Trustees of JPMF presently has an Audit Committee. The members of the Audit Committee are Messrs. Addy (Chairman), Eschenlauer, Burns, Mallardi and Healey. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the 2000 calendar year.

    The Board of Trustees of JPMF presently has a Nominating Committee. The members of the Nominating Committee are Messrs. Addy, Eschenlauer, Burns and Mallardi. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the 2000 calendar year.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

    Each current Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of JPMIM is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by JPMIM. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves. Annually, each Trustee receives $75,000.

    Set forth below is information regarding compensation paid or accrued during the calendar year ended December 31, 2000 for each nominee of JPMF:

                                           COMPENSATION FROM         PENSION OR RETIREMENT  TOTAL COMPENSATION FROM
                                        "MORGAN FUND COMPLEX"(1)       BENEFITS ACCRUED        "FUND COMPLEX"(2)
                                     ------------------------------  ---------------------  -----------------------
William J. Armstrong                                 NA                    $ 41,781              $ 90,000(10)(3)

Roland R. Eppley, Jr.                                NA                    $ 58,206              $ 91,000(10)(3)

Ann Maynard Gray                                $75,000                          NA              $ 75,000(17)(3)

Matthew Healey(4)                               $75,000                          NA              $ 75,000(17)(3)

Fergus Reid, III                                     NA                    $110,091              $202,750(10)(3)

James J. Schonbachler                           $75,000                          NA              $ 75,000(17)(3)

Leonard M. Spalding, Jr.                             NA                    $ 35,335              $ 89,000(10)(3)

H. Richard Vartabedian                               NA                    $ 86,791              $134,000(10)(3)

---------------------

  1 The Morgan Fund Complex means registered investment companies advised by JPMIM.
  2 A Fund Complex generally means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies (as used herein, registered investment companies advised by JPMIM and JPMFAM).
  3 Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.
  4  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont
     Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

ONE-TIME RETIREMENT PACKAGE FOR MORGAN FUND COMPLEX

    Inasmuch as the Morgan Fund Complex does not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC volunteered to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who will leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to the their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new Combined Board per Trustee; for each retiring Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new Combined Board per Trustee.

FORMER CHASE VISTA FUNDS' RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES

    Effective August 21, 1995, the Trustees of the former Chase Vista Funds also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of
(1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are Nominees, received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Nominees who have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing JPMF's business affairs. To assist the Trustees in exercising their overall supervisory responsibilities, each of JPMF and the Master Portfolio has entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. JPMF paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the Funds with the Fund Complex, it is anticipated that the Merging Fund and the Surviving Fund will terminate their agreements with Pierpont Group, Inc. in connection with the Reorganization. The consolidated Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

    The aggregate fees paid to Pierpont Group, Inc. by the Merging Fund, the Surviving Fund and the Master Portfolio during the indicated fiscal periods are set forth below:

    MERGING FUND--For the fiscal years ended October 31, 1998, 1999 and 2000:
$1,387, $622 and $645, respectively.

    SURVIVING FUND--For the fiscal years ended October 31, 1998, 1999 and 2000:
$6,699, $2,713 and $2,161, respectively.

    MASTER PORTFOLIO--For the fiscal years ended October 31, 1998, 1999 and 2000: $11,566, $3,334 and $2,806, respectively.

PRINCIPAL EXECUTIVE OFFICERS

    JPMF's principal executive officers are listed below. The officers conduct and supervise the business operations of JPMF. The business address of each of the officers, unless otherwise noted, is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of Americas, New York, New York, 10036. Each officer will hold office for an indefinite term, but may be removed by the Board of Trustees at any time. The principal executive officers of JPMF are as follows:

NAME AND POSITION  AGE  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND OTHER INFORMATION
-----------------  ---  ---------------------------------------------------------------------
David Wezdenko     37   Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko
  President and         is the Chief Operating Officer for the U.S. Mutual Funds and
  Treasurer             Financial Intermediaries Business. Since joining J.P. Morgan in 1996,
  (April                he has held numerous financial and operations related positions
  2001-present)         supporting the J.P. Morgan pooled funds business.
Sharon Weinberg    41   Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg
  Vice-President        is head of Business and Product Strategy for the U.S. Mutual Funds
  and Secretary         and Financial Intermediaries business. Since joining J.P. Morgan in
  (April                1996 in New York, she has held numerous positions throughout the
  2001-present)         asset management business in mutual funds marketing, legal and product development.

ACCOUNTANTS

    PricewaterhouseCoopers LLP serves as the Merging Fund's, the Surviving Fund's and the Master Portfolio's independent accountants, auditing and reporting on the annual financial statements and reviewing certain regulatory reports and federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when JPMF or JPMIF engages it to do so. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

   AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Merging Fund and the Master Portfolio for the last fiscal year was $47,500.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMIM and JPMIM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Merging Fund, JPMIM and JPMIM's affiliates that provide services to the Fund for the calendar year ended December 31, 2000 was $11,029,400.

    The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

VOTE REQUIRED

    Approval of the Proposal by shareholders of JPMF requires the affirmative vote of the lesser of (i) 67% or more of the shares of JPMF present at the Meeting if the holders of more than 50% of the outstanding shares of JPMF are present or represented by proxy and (ii) more than 50% of all outstanding shares of JPMF.

                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

    This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the JPMF Board for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. JPMF's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition JPMF may retain the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of JPMF to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any Merging Fund Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to JPMF a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

    Only the Merging Fund Shareholders of record at the close of business on April 6, 2001 will be entitled to vote at the Meeting. On that date, there were outstanding and entitled to be voted 4,436,609.242 Merging Fund shares. Each shareholder of the Merging Fund is entitled to the number of votes equal to the product of the number of shares owned multiplied by the net asset value per share on the record date.

    The presence in person or by proxy of shareholders that own one-third of the outstanding Merging Fund voting shares will constitute a quorum for purposes of transacting all business at the Meeting. If a quorum is not present at the Meeting, sufficient votes in favor of the proposals are not received by the time scheduled for the Meeting, or the Merging Fund Shareholders determine to adjourn the Meeting for any other reason, the Merging Fund Shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the Merging Fund Shareholders holding a majority of the Merging Fund voting shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those Merging Fund voting shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient Merging Fund voting shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All Merging Fund voting shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a Merging Fund Shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a Merging Fund Shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR each Proposal described in this Combined Prospectus/Proxy Statement. The Merging Fund Shareholders voting to ABSTAIN on the Proposals will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposals, but not as having voted FOR (and therefore will have the effect of a vote against) the Proposals. A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposals on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on (and therefore will have the effect of a vote against) the Proposals.

    A proxy granted by any Merging Fund Shareholder may be revoked by such Merging Fund Shareholder at any time prior to its use by written notice to JPMF, by submission of a later dated Proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    JPMC, and not the Merging Fund or the Surviving Fund (or shareholders of either Fund) will pay the cost of the preparation, printing and mailing to its shareholders of the Combined Prospectus/Proxy Statement, accompanying Notice of Meeting, form of proxy and any supplementary solicitation of its shareholders.

    It is expected that the cost of retaining D. F. King & Co., Inc., to assist in the proxy solicitation process for the fund complex will not exceed $200,000 in addition to expenses, which cost will be borne by JPMC.

INTERESTED PARTIES

    On the record date, the Trustees and officers of JPMF as a group owned less than 1% of the outstanding shares of the Merging Fund. On the record date, the name, address and percentage ownership of the persons who owned beneficially more than 5% of the shares of the Merging Fund and the percentage of shares of the Surviving Fund that would be owned by such persons upon consummation of the Reorganization based upon their holdings at April 6, 2001 are as follows:

                                        AMOUNT        PERCENTAGE OF         PERCENTAGE OF
                                      OF SHARES        MERGING FUND      SURVIVING FUND OWNED
         NAME AND ADDRESS               OWNED      OWNED ON RECORD DATE   UPON CONSUMMATION
-----------------------------------  ------------  --------------------  --------------------
Smith Barney Inc                     421,321.2950      9.50%                9.35%
  Book Entry Account
  Attn: Matt Maestri
  333 West 34th St
  7th Fl Mutual Funds Dept
  New York NY 10001-2483

Copeland Associates Inc (Corp)       421,321.2950      9.50%                2.36%
  Attn: Plan Valuation Services
  Two Tower Center
  P.O. Box 1063
  East Brunswick NJ 08806-1063

Charles Schwab & Co. Inc             555,856.3370     12.53%                3.12%
  Special Custody Account for
  Benefit of Customers
  Attn: Mutual Funds
  101 Montgomery St
  San Francisco CA 94104-4122

    On the record date, the Trustees and officers of JPMIF as a group owned less than 1% of the outstanding shares of the Surviving Fund. On the record date, the name, address and share ownership of the persons who owned beneficially more than 5% of any class or series of shares of the Surviving Fund and the percentage of the shares of the Surviving Fund that would be owned by such person upon consummation of the Reorganization based upon their holdings at April 6, 2001 were as follows:

                                                      PERCENTAGE OF
                                         AMOUNT      SURVIVING FUND      PERCENTAGE OF
                                       OF SHARES     OWNED ON RECORD  SURVIVING FUND OWNED
         NAME AND ADDRESS                OWNED            DATE         UPON CONSUMMATION
-----------------------------------  --------------  ---------------  --------------------
JPMIM London As Agent For             673,989.8840     5.04%              3.78%
  Evangelical Lutheran Ch in
  America
  Attn: James R Snow
  c/o JP Morgan & Co Inc via
  Pouch
  60 Wall Street
  New York NY 10005-2836
JPMIM London As Agent for            3,023,771.3510    22.63%            16.99%
  Evangelical Lutheran Ch in
  America
  Attn: James R Snow
  c/o JP Morgan & Co Inc via
  Pouch
  60 Wall Street
  New York 10005-2836
MGT Of New York Deferred             3,630,868.3140    27.18%            20.40%
  Profit Sharing Plan of MGT
  of NY and Affiliated Co for
  US Employees American
  Cenrtury Services Inc
  Attn: Steve Levitt
  4500 Main Street
  Kansas City MO 64111-1816

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

    The Fund does not generally hold an Annual Meeting of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Merging Fund at the address set forth on the cover of this Combined Prospectus/Proxy Statement.

                       ADDITIONAL INFORMATION ABOUT JPMF

    Information about the Merging Fund is included in its Prospectus, which is incorporated by reference herein. Additional information about the Merging Fund is also included in JPMF's Statement of Additional Information which has been filed with the Commission and which is incorporated herein by reference. Copies of the Prospectus and Statement of Additional information may be obtained without charge by calling 1-800-521-5411. JPMF is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                       ADDITIONAL INFORMATION ABOUT JPMIF

    Information about the Surviving Fund is included in its Prospectus, which is incorporated by reference and enclosed herein. Additional information about the Surviving Fund is also included in JPMIF's Statement of Additional Information which has been filed with the Commission and which is incorporated herein by reference. Copies of the Statement of Additional information may be obtained without charge by calling 1-800-766-7722. JPMIF is subject to the requirements of the 1940 Act and, in accordance with such requirements, files reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, Suite 1300, New York, NY 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, and are also available on the Commission's web site at http://www.sec.gov.

                        FINANCIAL STATEMENTS AND EXPERTS

    The audited financial highlights, financial statements and notes thereto of the Merging Fund and the Surviving Fund for the fiscal year ended October 31, 2000, and the audited financial statements, notes thereto and supplementary data of the Master Portfolio for the fiscal year ended October 31, 2000, are incorporated by reference herein and into the Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial highlights, financial statements, notes thereto and supplementary data, as applicable, of the Merging Fund, the Surviving Fund and the Master Portfolio have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

                                 OTHER BUSINESS

    The JPMF Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention of the JPMF Board that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   LITIGATION

    Neither JPMF nor JPMIF is involved in any litigation that would have any material adverse effect upon either the Merging Fund or the Surviving Fund.

                             SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to JPMF in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-521-5411.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                   APPENDIX A
                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") made this 11thday of May, 2001 by and among J.P. Morgan Funds (the "Transferor Trust"), a Massachusetts business trust, on behalf of J.P. Morgan Emerging Markets Equity Fund (the "Transferor Portfolio"), J.P. Morgan Institutional Funds (the "Acquiring Trust"), a Massachusetts business trust, on behalf of J.P. Morgan Institutional Emerging Markets Equity Fund (the "Acquiring Portfolio") and J.P. Morgan Chase & Co.

    WHEREAS, the Board of Trustees of each of the Transferor Trust and the Acquiring Trust has determined that the transfer of all of the assets and liabilities of the Transferor Portfolio to the Acquiring Portfolio is in the best interests of the Transferor Portfolio and the Acquiring Portfolio, as well as the best interests of shareholders of the Transferor Portfolio and the Acquiring Portfolio, and that the interests of existing shareholders would not be diluted as a result of this transaction;

    WHEREAS, each of the Transferor Trust and the Acquiring Trust intends to provide for the reorganization of the Transferor Portfolio (the "Reorganization") through the acquisition by the Acquiring Portfolio of all of the assets, subject to all of the liabilities, of the Transferor Portfolio in exchange for shares of beneficial interest of the Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolio and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares, all pursuant to the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIO IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION AND TERMINATION OF THE TRANSFEROR PORTFOLIO

    (a) PLAN OF REORGANIZATION.

      (i) The Transferor Trust on behalf of the Transferor Portfolio listed above, will convey, transfer and deliver to the Acquiring Portfolio all of the then existing assets of the Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Acquiring Trust on behalf of the Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Transferor Portfolio and (B) issue and deliver to the Transferor Portfolio full and fractional shares of beneficial interest of the Acquiring Portfolio, with respect to the Acquiring Portfolio equal to that number of full and fractional Acquiring Portfolio Shares as determined in Section 1(c) hereof. The Acquiring Portfolio Shares issued and delivered to the Transferor Portfolio shall be of the Select Class share class in exchange for shares of the Transferor Portfolio, with the amounts of shares to be determined by the parties. Any shares of beneficial interest (if any) of the Transferor Portfolio ("Transferor Portfolio Shares") held in the treasury of the Transferor Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolio and the Acquiring Portfolio shall be performed by their respective custodians and J.P. Morgan Chase & Co. The determination of said parties shall be conclusive and binding on all parties in interest.

      (ii) As of the Effective Time of the Reorganization, the Transferor Trust will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio Shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Portfolio Shares then credited to the account of the Transferor Portfolio on the books of the Acquiring Portfolio, to open accounts on the share records of the Acquiring Portfolio in the names of the Transferor Portfolio Shareholders and representing the respective pro rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolio will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

      (iii) As soon as practicable after the Effective Time of the Reorganization, the Transferor Trust shall take all the necessary steps under Massachusetts law, the Transferor Trust's Declaration of Trust and any other applicable law to effect a complete termination of the Transferor Portfolio.

    (b) EXCHANGE DATE AND EFFECTIVE TIME OF THE REORGANIZATION.

      (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on or about September 1, 2001 or such other date as is agreed to by the parties (the "Exchange Date").

      (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

      (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolio or the Transferor Portfolio is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      (iv) On the Exchange Date, portfolio securities of the Transferor Portfolio shall be transferred by the Custodian to the accounts of the Acquiring Portfolio duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

    (c) VALUATION.

      (i) The net asset value of the shares of the Acquiring Portfolio and the net value of the assets of the Transferor Portfolio to be transferred in exchange therefore shall be determined as of the Effective Time of the Reorganization. The net asset value of the Acquiring Portfolio Shares shall be computed by the Custodian in the manner set forth in the Acquiring Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets transferred by the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Transferor Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

      (ii) The number of Select Class Shares of the Acquiring Portfolio to be issued (including fractional shares, if any) by the Acquiring Portfolio in exchange for the Transferor Portfolio's assets attributable to the Transferor Portfolio's shares shall be determined by an exchange ratio computed by dividing the net value of the Transferor Portfolio's assets attributable to its shares by the net asset value per share of the Select Class Shares of the Acquiring Portfolio, both as determined in accordance with Section 1(c)(i). All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolio and the Transferor Portfolio.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING TRUST

The Acquiring Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Acquiring Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolio and the Acquiring Trust have all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Acquiring Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Acquiring Trust, as amended, included in the Acquiring Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission, comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, of which as of October 31, 2000 there were outstanding 16,583,935 shares of the Acquiring Portfolio, and no shares of such Portfolio were held in the treasury of the Acquiring Trust. All of the outstanding shares of the Acquiring Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Acquiring Trust portfolio). Because the Acquiring Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements of the Acquiring Trust with respect to the Acquiring Portfolio for the fiscal year ended October 31, 2000, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolio and The Emerging Markets Equity Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

    (f) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of an Acquiring Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

    (g) AUTHORITY RELATIVE TO THIS PLAN. The Acquiring Trust, on behalf of the Acquiring Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Acquiring Trust's Board of Trustees and no other proceedings by the Acquiring Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Acquiring Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (h) LIABILITIES. There are no liabilities of the Acquiring Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Trust's financial statements with respect to the Acquiring Portfolio and liabilities incurred in the ordinary course of business subsequent to October 31, 2000 or otherwise previously disclosed to the Acquiring Trust with respect to the Acquiring Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

    (i) NO MATERIAL ADVERSE CHANGE. Since October 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (j) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquiring Trust, threatened which would adversely affect the Acquiring Trust or the Acquiring Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Acquiring Trust or the Acquiring Portfolio and, to the knowledge of the Acquiring Trust, there are no regulatory investigations of the Acquiring Trust or the Acquiring Portfolio, pending or threatened, other than routine inspections and audits.

    (k) CONTRACTS. No default exists under any material contract or other commitment to which the Acquiring Trust, on behalf of the Acquiring Portfolio, is subject.

    (l) TAXES. The federal income tax returns of the Acquiring Trust with respect to the Acquiring Portfolio, and all other income tax returns required to be filed by the Acquiring Trust with respect to the Acquiring Portfolio, have been filed, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Acquiring Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Trust with respect to the Acquiring Portfolio have been paid so far as due. The Acquiring Portfolio has elected to qualify and has qualified as a "regulated investment company" under Subchapter M of the Code as of and since its first taxable year and intends to continue to so qualify.

    (m) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Trust of the Reorganization, except such as have been obtained as of the date hereof.

3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR TRUST

The Transferor Trust represents and warrants as follows:

    (a) ORGANIZATION, EXISTENCE, ETC. The Transferor Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of Transferor Portfolio and the Transferor Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

    (b) REGISTRATION AS INVESTMENT COMPANY. The Transferor Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

    (c) CURRENT OFFERING DOCUMENTS. The current prospectuses and statements of additional information of the Transferor Trust, as amended, included in the Transferor Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (d) CAPITALIZATION. The Transferor Trust has an unlimited number of authorized shares of beneficial interest, of which as of October 31, 2000 there were outstanding 4,781,230 shares of the Transferor Portfolio, and no shares of such Portfolio were held in the treasury of the Transferor Trust. All of the outstanding shares of the Transferor Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Transferor Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Transferor Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolio as set forth on the books and records of the Transferor Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolio for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolio or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolio (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Transferor Trust). All of the Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

    (e) FINANCIAL STATEMENTS. The financial statements for the Transferor Trust with respect to the Transferor Portfolio and The Emerging Markets Equity Portfolio for the fiscal year ended October 31, 2000 which have been audited by PricewaterhouseCoopers LLP fairly present the financial position of the Transferor Portfolio as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

    (f) AUTHORITY RELATIVE TO THIS PLAN. The Transferor Trust, on behalf of the Transferor Portfolio, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Transferor Trust's Board of Trustees and no other proceedings by the Transferor Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Transferor Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

    (g) LIABILITIES. There are no liabilities of the Transferor Portfolio, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Transferor Trust's Financial Statements with respect to the Transferor Portfolio and liabilities incurred in the ordinary course of business subsequent to October 31, 2000 or otherwise previously disclosed to the Transferor Trust with respect to the Transferor Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolio.

    (h) NO MATERIAL ADVERSE CHANGE. Since October 31, 2000, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

    (i) LITIGATION. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Transferor Trust, threatened which would adversely affect the Transferor Trust or the Transferor Portfolio's assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Transferor Trust or the Transferor Portfolio and, to the knowledge of the Transferor Trust, there are no regulatory investigations of the Transferor Trust or the Transferor Portfolio, pending or threatened, other than routine inspections and audits.

    (j) CONTRACTS. The Transferor Trust, on behalf of the Transferor Portfolio, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolio without liability to the Transferor Trust or the Transferor Portfolio as of or prior to the Effective Time of the Reorganization.

    (k) TAXES. The federal income tax returns of the Transferor Trust with respect to the Transferor Portfolio, and all other income tax returns required to be filed by the Transferor Trust with respect to the Transferor Portfolio, have been filed, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Transferor Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Transferor Trust with respect to the Transferor Portfolio have been paid so far as due. The Transferor Portfolio has elected to qualify as a "regulated investment company" under Subchapter M of the Code, as of and since its first taxable year, and shall continue to so qualify until the Effective Time of the Reorganization.

    (l) NO APPROVALS REQUIRED. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolio's shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Transferor Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING TRUST

The Acquiring Trust covenants to the following:

    (a) REGISTRATION STATEMENT. On behalf of the Acquiring Portfolio, the Acquiring Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolio relating to the meeting of the Transferor Portfolio's shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor

Portfolio shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    (b) COOPERATION IN EFFECTING REORGANIZATION. The Acquiring Trust agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Trust shall furnish such data and information relating to the Acquiring Trust as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolio's shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

    (c) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Acquiring Trust shall conduct the business of the Acquiring Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR TRUST

The Transferor Trust covenants to the following:

    (a) MEETING OF THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Trust shall call and hold a meeting of the shareholders of the Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

    (b) PORTFOLIO SECURITIES. With respect to the assets to be transferred in accordance with Section 1(a), the Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Transferor Trust's books maintained on behalf of the Transferor Portfolio. At least five (5) business days prior to the Exchange Date, the Transferor Portfolio will provide the Acquiring Trust, for the benefit of the Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. The Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Acquiring Trust, on behalf of the Acquiring Portfolio, acquire any additional securities other than securities which the Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Transferor Portfolio holds any investments that the Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable, to the extent permitted by its investment objective and policies and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Transferor Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for the Transferor Portfolio as of the Effective Time of the Reorganization will be owned by the Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

    (c) REGISTRATION STATEMENT. In connection with the preparation of the Registration Statement, the Transferor Trust will cooperate with the Acquiring Trust and will furnish to the Acquiring Trust the information relating to the Transferor Portfolio required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolio, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolio's shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of

Additional Information, as amended or supplemented by any amendments or supplements filed by the Transferor Trust, insofar as they relate to the Transferor Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolio for use in the registration statement, prospectus or statement of additional information as provided in this Section 5(c).

    (d) COOPERATION IN EFFECTING REORGANIZATION. The Transferor Trust agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

    (e) OPERATIONS IN THE ORDINARY COURSE. Except as otherwise contemplated by this Plan, the Transferor Trust shall conduct the business of the Transferor Portfolio in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (f) STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Transferor Trust on behalf of the Transferor Portfolio, shall prepare a statement of the earnings and profits of the Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolio will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR TRUST

The obligations of the Transferor Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Acquiring Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolio since October 31, 2000.

    (c) REGULATORY APPROVAL. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued, and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

    (d) TAX OPINION. The Transferor Trust shall have received the opinion of Simpson Thacher & Bartlett, dated on or before the Exchange Date, addressed to and in form and substance satisfactory to the Transferor Trust, as to certain of the federal income tax consequences under the Code of the Reorganization, insofar as it relates to the Transferor Portfolio and the Acquiring Portfolio, and to shareholders of the Transferor Portfolio (the "Tax Opinion"). For purposes of rendering the Tax Opinion, Simpson Thacher & Bartlett may rely exclusively and without independent verification, as to factual matters, upon the statements made in this Plan, the Prospectus and Statement of Additional Information, and upon such other written representations as the President or Treasurer of the Transferor Trust will have verified as of the Effective Time of the Reorganization. The Tax Opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code with respect to the Transferor Portfolio and the Acquiring Portfolio; (ii) no gain or loss will be recognized by any of the Transferor Portfolio or the Acquiring Portfolio upon the transfer of all the assets and liabilities, if any, of the Transferor Portfolio to the Acquiring Portfolio solely in exchange for shares of the Acquiring Portfolio or upon the distribution of the shares of the Acquiring Portfolio to the holders of the shares of the Transferor Portfolio solely in exchange for all of the shares of the Transferor Portfolio; (iii) no gain or loss will be recognized by shareholders of the Transferor Portfolio upon the exchange of shares of such Transferor Portfolio solely for shares of the Acquiring Portfolio; (iv) the holding period and tax basis of the shares of the Acquiring Portfolio received by each holder of shares of the Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of shares of the Transferor Portfolio held by such holder immediately prior to the Reorganization (provided the shares of the Transferor Portfolio were held as a capital asset on the date of the Reorganization); and
(v) the holding period and tax basis of the assets of the Transferor Portfolio acquired by the Acquiring Portfolio will be the same as the holding period and tax basis of those assets to the Transferor Portfolio immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

    (a) APPROVAL BY THE TRANSFEROR PORTFOLIO'S SHAREHOLDERS. The Transferor Shareholder Approval shall have been obtained.

    (b) COVENANTS, WARRANTIES AND REPRESENTATIONS. The Transferor Trust shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Transferor Portfolio since October 31, 2000.

    (c) PORTFOLIO SECURITIES. All securities to be acquired by the Acquiring Portfolio in the Reorganization shall have been approved for acquisition by J.P. Morgan Investment Management Inc. ("JPMIM"), in its capacity as investment adviser to the Acquiring Portfolio, as consistent with the investment policies of the Acquiring Portfolio.

    (d)  REGULATORY APPROVAL. The Regulatory Approvals shall have been obtained.

    (e) DISTRIBUTION OF INCOME AND GAINS. The Transferor Trust on behalf of the Transferor Portfolio shall have distributed to the shareholders of the Transferor Portfolio all of the Transferor Portfolio's investment company taxable income (determined without regard to the deduction for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

    (f)  TAX OPINION. The Acquiring Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

    (a) AMENDMENTS. The parties hereto may, by agreement in writing authorized by their respective Boards of Trustees amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolio, but after such approval, no amendment shall be made which substantially changes the terms hereof.

    (b) WAIVERS. At any time prior to the Effective Time of the Reorganization, either the Transferor Trust or the Acquiring Trust may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

    (c) TERMINATION BY THE TRANSFEROR TRUST. The Transferor Trust, on behalf of the Transferor Portfolio, may terminate this Plan with respect to the Transferor Portfolio at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Trust and JPMIM if (i) a material condition to the performance of the Transferor Trust hereunder or a material covenant of the Acquiring Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Acquiring Trust. In addition, this Plan may be terminated by the Transferor Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMIM on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Transferor Portfolio.

    (d) TERMINATION BY THE ACQUIRING TRUST. The Acquiring Trust, on behalf of the Acquiring Portfolio, may terminate this Plan with respect to the Acquiring Portfolio at any time prior to the Effective Time of the

Reorganization by notice to the Transferor Trust and JPMIM if (i) a material condition to the performance of the Acquiring Trust hereunder or a material covenant of the Transferor Trust contained herein shall not be fulfilled on or before the date specified for the fulfillment thereof or (ii) a material default or material breach of this Plan shall be made by the Transferor Trust. In addition, this Plan may be terminated by the Acquiring Trust at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolio, without liability on the part of any party hereto, its Trustees, officers or shareholders or JPMIM on notice to the other parties in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders of the Acquiring Portfolio.

    (e) SURVIVAL. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

    The expenses of the Reorganization will be borne by J.P. Morgan Chase & Co. ("JPMC"). Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement; (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization. In addition, JPMC or an affiliate will waive fees payable to it or reimburse expenses to the extent necessary such that the actual (post-waiver) total expense ratios of the Select Class Shares and the Institutional Class Shares of the Acquiring Portfolio are not higher than those set forth in the Transferor Trust's Registration Statement for a period of three years after the Exchange Date.

10. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Plan shall be in writing and shall be given by hand, certified mail or by facsimile transmission, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner:

if to the Transferor Trust (for itself or on behalf of the Transferor
Portfolio):

522 Fifth Avenue
New York, NY 10036

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: John E. Baumgardner, Jr., Esq.

if to the Acquiring Trust (for itself or on behalf of the Acquiring Portfolio):

522 Fifth Avenue
New York, NY 10036

with a copy to:

Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Attention: John E. Baumgardner, Jr., Esq.

if to the adviser of the Transferor Trust:

522 Fifth Avenue
New York, NY 10036

if to the adviser of the Acquiring Trust:

522 Fifth Avenue
New York, NY 10036
if to J.P. Morgan Chase & Co.:

522 Fifth Avenue
New York, NY 10036

11. RELIANCE

    All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Trust and the Acquiring Trust notwithstanding any investigation made by such party or on its behalf.

12. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

    (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

    (c) This Plan shall be governed by and construed in accordance with the laws of The State of New York.

    (d) This Plan shall bind and inure to the benefit of the Transferor Trust, the Transferor Portfolio, the Acquiring Trust and the Acquiring Portfolio and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

    (e) The name "J.P. Morgan Funds" is the designation of its Trustees under a Declaration of Trust dated November 4, 1992, as amended, and all persons dealing with the Transferor Trust must look solely to the Transferor Trust's property for the enforcement of any claims against the Transferor Trust, as none of the Transferor Trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Transferor Trust. No series of the Transferor Trust shall be liable for claims against any other series of the Transferor Trust.

    (f) The name "J.P. Morgan Institutional Funds" is the designation of its Trustees under a Declaration of Trust dated November 4, 1992, as amended, and all persons dealing with the Acquiring Trust must look solely to the Acquiring Trust's property for the enforcement of any claims against the Acquiring Trust, as none of the Acquiring Trustees, officers, agents or shareholders assumes any personal liability for obligations entered into on behalf of the Acquiring Trust. No series of the Acquiring Trust shall be liable for claims against any other series of the Acquiring Trust.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                                                   J.P. MORGAN INSTITUTIONAL FUNDS

                                                   on behalf of J.P. Morgan Institutional Emerging
                                                   Markets Equity Fund

                                                   By:  /s/ Sharon Weinberg
                                                        --------------------------------------------
                                                        Name: Sharon Weinberg
                                                        Title: Vice President and Secretary

                                                   J.P. MORGAN FUNDS

                                                   on behalf of J.P. Morgan Emerging Markets Equity
                                                   Fund

                                                   By:  /s/ Sharon Weinberg
                                                        --------------------------------------------
                                                        Name: Sharon Weinberg
                                                        Title: Vice President and Secretary

Agreed and acknowledged with respect to
Section 9:

J.P. MORGAN CHASE & CO.

By:  /s/ George Gatch
     --------------------------------------------
     Name: George Gatch
     Title: Managing Director

                       STATEMENT OF ADDITIONAL INFORMATION

                       (SPECIAL MEETING OF SHAREHOLDERS OF
                    J.P. MORGAN EMERGING MARKETS EQUITY FUND
                         A SERIES OF J.P. MORGAN FUNDS)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated May 12, 2001 for the Special Meeting of Shareholders of J.P. Morgan Emerging Markets Equity Fund (the "Merging Fund"), a series of J.P. Morgan Funds ("JPF"), to be held on July 3, 2001. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling J.P. Morgan Emerging Markets Equity Fund at 1-800-521-5411.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement.

         Further information about the Surviving Fund and the Merging Fund is contained in each of JPMF's and JPF's Statements of Additional Information, which are incorporated herein by reference.

         The date of this Statement of Additional Information is May 12, 2001.

                               GENERAL INFORMATION

         The Shareholders of the Merging Fund are being asked to consider and vote on two proposals.

         With respect to an Agreement and Plan of Reorganization (the "Reorganization Plan") dated as of May 11, 2001 by and among JPF, on behalf of the Merging Fund, JPMF, on behalf of the Surviving Fund, JPMC, and the transactions contemplated thereby, the Reorganization Plan contemplates the transfer of all of the assets and liabilities of the Merging Fund to the Surviving Fund in exchange for shares issued by JPMF in the Surviving Fund that will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Merging Fund that are outstanding immediately before the Effective Time of the Reorganization.

         Following the exchange, the Merging Fund will make a liquidating distribution of the Surviving Fund shares to its Shareholders, so that a holder of Shares in the Merging Fund will receive Select Class Shares of the Surviving Fund of equal value, plus the right to receive any unpaid dividends and distributions that were declared before the Effective Time of the Reorganization.

         At the Meeting, shareholders will also be asked to consider and vote upon the election of Trustees of JPF.

         A Special Meeting of Shareholders of the Merging Fund to consider the proposals and the related transaction will be held at the offices of J.P. Morgan Chase & Co., 1211 Avenue of the Americas, 41st Floor, New York, NY, on July 3, 2001 at 9:00 a.m., Eastern time. For further information about the transaction, see the Combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The audited financial highlights, financial statements and notes thereto of the Surviving Fund contained in its Annual Report dated October 31, 2000 and of the Merging Fund contained in its Annual Report dated October 31, 2000, and the audited financial statements, notes thereto and supplementary data of the Master Portfolio contained in its Annual Report dated October 31, 2000, are incorporated by reference into this Statement of Additional Information related to this Combined Prospectus/Proxy Statement. The audited financial highlights, financial statements, notes thereto and supplementary data, as applicable, which appear in each of the Surviving Fund's, the Master Portfolio's and the Merging Fund's Annual Report have been audited by PricewaterhouseCoopers LLP, whose reports thereon also appear in such Annual Reports and are also incorporated herein by reference. The financial highlights, financial statements, notes thereto and supplementary data, as applicable, for the Surviving Fund and the Master Portfolio for the fiscal year ended October 31, 2000 and the Merging Fund for the fiscal year ended October 31, 2000 have been incorporated herein by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on their authority as experts in auditing and accounting.

THE EMERGING MARKETS EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------
OCTOBER 31, 2000

SHARES                                                                    VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 86.0%

ARGENTINA - 0.9%
     25,400      Grupo Financiero Galicia S.A. ADR+                     $369,888
      9,421      Perez Companc S.A. ADR                                  135,427
    133,400      Siderar S.A.I.C. Cl A                                   352,246
     21,547      Telecom Argentina Stet France Telecom S.A. ADR          370,339
                                                               -----------------
                                                                       1,227,900
                                                               -----------------
BRAZIL - 4.6%
     59,413      Centrais Eletricas Brasileiras S.A. ADR                 527,688
  5,509,000      CIA Siderurgica Nacional+                               152,959
     28,026      Companhia Brasileira de Distribuicao Grupo
                   Pao de Acucar ADR                                     998,426
    123,828      Companhia Paranaense de Energia - Copel ADR+          1,122,192
      9,446      Perdigao S.A.+                                           64,343
    102,087      Petroleo Brasileiro S.A. ADR                          2,707,296
    199,600      Souza Cruz S.A.                                         970,546
                                                               -----------------
                                                                       6,543,450
                                                               -----------------
CHILE - 2.5%
     24,500      Administradora de Fondos de Pensiones
                   Provida S.A.                                          520,625
     39,500      Banco Santander Chile ADR                               530,781
     52,283      Companhia de Telecomunicaciones
                   de Chile S.A. ADR+                                    797,316
     36,900      Embotelladora Andina S.A. Cl A ADR                      442,800
     52,410      Gener S.A. ADR                                          635,471
     47,824      Madeco S.A. ADR+                                        242,109
      1,261      Sociedad Quimica y Minera de Chile
                   S.A. Cl A ADR                                          25,535
     25,240      Sociedad Quimica y Minera de Chile
                   S.A. Cl B ADR                                         466,940
                                                               -----------------
                                                                       3,661,577
                                                               -----------------
COLOMBIA - 0.2%
     84,700      Cementos Diamante S.A. GDR 144A+                        211,750
      9,482      Corporacion Financiera del Valle S.A. ADR+               22,283
                                                               -----------------
                                                                         234,033
                                                               -----------------
CROATIA - 0.4%
     55,860      Pliva d.d. GDR 144A                                     589,323
                                                               -----------------
CZECH REPUBLIC - 1.0%
    297,500      Ceske Energeticke Zavody A.S.+                          724,260
     48,700      Cesky Telecom A.S.+                                     647,550
                                                               -----------------
                                                                       1,371,810
                                                               -----------------
EGYPT - 0.4%
     22,800      Egyptian Co. for Mobile Services (Mobinil)+             447,216
     31,400      Orascom Telecommunications Cl A GDR 144A+               191,540
                                                               -----------------
                                                                         638,756
                                                               -----------------
GREECE - 2.1%
     23,554      Alpha Bank S.A.                                         868,692
     60,835      Hellenic Telecommunications Organization S.A.         1,060,343
     28,179      National Bank of Greece S.A.                          1,070,907
          1      Silver & Baryte Ores Mining Co. S.A.                         27
                                                               -----------------
                                                                       2,999,969
                                                               -----------------
HONG KONG - 3.5%
  2,320,830      Brilliance China Automotive Holdings Ltd.               743,942
    114,701      China Mobile (Hong Kong) Ltd. ADR+                    3,512,718
    200,000      Citic Pacific Ltd.                                      802,657
                                                               -----------------
                                                                       5,059,317
                                                               -----------------
HUNGARY - 1.2%
    126,834      Matav RT                                                563,471
     50,600      MOL Magyar Olaj-es Gazipari RT                          781,080
      7,600      OTP Bank RT                                             352,072
                                                               -----------------
                                                                       1,696,623
                                                               -----------------
INDIA - 5.2%
    137,676      Apollo Hospitals Enterprise Ltd.                        607,174
      3,910      Asian Paints (India) Ltd.                                20,040
     61,400      Bajaj Auto Ltd.                                         342,167
    111,847      Bajaj Auto Ltd. GDR                                     682,267
     44,633      BSES Ltd. GDR                                           504,353
     36,348      Hindalco Industries Ltd. GDR                            547,037
     58,900      ITC Ltd.                                                957,981
    138,891      Larsen & Toubro Ltd. GDR                                875,013
    107,828      Reliance Industries Ltd. GDR                          1,420,635
    405,772      Tata Engineerng & Locomotive Co. Ltd. GDR               608,658
    265,700      United Breweries Ltd.                                   279,117
     73,500      Wockhardt Ltd.(f)                                       583,637
                                                               -----------------
                                                                       7,428,079
                                                               -----------------
INDONESIA - 2.2%
     51,500      PT Indosat (Persero) Tbk ADR                            363,719
    638,700      PT International Nickel Indonesia Tbk+                  464,013
    148,605      PT Unilever Indonesia Tbk                             2,333,860
                                                               -----------------
                                                                       3,161,592
                                                               -----------------
ISRAEL - 6.1%
    696,451      Bank Hapoalim Ltd.                                    1,762,166
    233,854      Bank Leumi Le-Israel                                    459,457
    250,573      Bezeq Israeli Telecommunication Corp. Ltd.            1,254,076
     15,300      Check Point Software Technologies Ltd.+               2,423,138
     31,982      Delta-Galil Industries Ltd.                             468,369
     21,500      ECI Telecom Ltd.                                        507,938
     30,400      Teva Pharmaceutical Industries Ltd. ADR               1,797,400
                                                               -----------------
                                                                       8,672,544
                                                               -----------------


The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                     (CONTINUED)

OCTOBER 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
MALAYSIA - 1.7%
     70,732      British American Tobacco (Malaysia) Berhad             $646,825
    305,500      MAA Holdings Berhad                                     611,000
    102,000      Malakoff Berhard                                        250,974
    106,000      Malayan Banking Berhad                                  424,000
     92,000      Nestle (Malaysia) Berhad                                486,632
                                                               -----------------
                                                                       2,419,431
                                                               -----------------
MEXICO - 13.4%
     75,258      Cemex S.A. de C.V. ADR                                1,589,825
    936,090      Controladora Comercial Mexicana S.A. de C.V.          1,036,785
    875,000      Empaques Ponderosa S.A. de C.V. Cl B+                   511,990
     42,133      Grupo Aeroportuario de Sureste
                  S.A. de C.V. ADR+                                      626,728
  1,307,715      Grupo Financiero Banamex Accival
                  S.A. de C.V. Cl O+                                   2,030,473
         48      Grupo Financiero BBVA Bancomer
                  S.A. de C.V. Cl O+                                          30
    443,333      Grupo Gigante S.A. de C.V.+                             625,359
    118,483      Grupo Iusacell S.A. de C.V. Cl V ADR+                 1,540,279
    215,000      Grupo Modelo S.A. de C.V. Cl C                          572,854
     23,845      Grupo Televisa S.A. ADR+                              1,290,611
    185,168      Nuevo Grupo Mexico Cl B+                                615,260
     25,000      Panamerican Beverages Inc. ADR                          412,500
    106,642      Telefonos de Mexico S.A. de C.V. Cl L ADR             5,752,002
     38,793      Tubos de Acero de Mexico S.A.                           599,902
    886,508      Wal-Mart de Mexico S.A. de C.V. Cl V+                 2,125,840
                                                               -----------------
                                                                      19,330,438
                                                               -----------------
PAKISTAN - 0.8%
     90,800      Hub Power Co. Ltd. GDR+                                 703,700
     10,707      Pakistan Telecommunications Ltd. GDR                    450,122
                                                               -----------------
                                                                       1,153,822
                                                               -----------------
PEOPLES REPUBLIC OF CHINA - 0.4%
  3,928,100      Sinopec Zhenhai Refining & Chemical Co. Ltd.            543,954
                                                               -----------------
PERU - 0.4%
     43,800      Companhia de Minas Buenaventura S.A. ADR                563,925
                                                               -----------------
PHILIPPINES - 0.2%
    413,740      First Philippine Holdings Corp.+                        169,864
    186,621      Manila Electric Co. Cl B                                153,237
                                                               -----------------
                                                                         323,101
                                                               -----------------
POLAND - 2.1%
     14,300      Agora S.A. GDR+                                         261,603
     17,000      Bank Polska Kasa Opieki S.A.+                           171,230
     74,620      Bank Polska Kasa Opieki S.A. GDR                        751,797
     39,384      Elektrim Spolka Akcyjna S.A.+                           311,927
     55,600      KGHM Polska Miedz S.A.+                                 296,765
     38,200      Polski Koncern Naftowy Orlen S.A. GDR                   292,684
        500      Polski Koncern Naftowy Orlen S.A. GDR 144A                3,838
    176,200      Telekomunikacja Polska S.A. GDR 144A                    868,419
                                                               -----------------
                                                                       2,958,263
                                                               -----------------
RUSSIAN FEDERATION - 3.1%
    105,800      OAO Gazprom ADR+                                        854,335
     29,573      OAO Lukoil Holding ADR+                               1,579,198
     69,519      Surgutneftegaz ADR                                      893,319
     57,322      Vimpel Communications ADR+                            1,117,779
                                                               -----------------
                                                                       4,444,631
                                                               -----------------

SLOVAK REPUBLIC - 0.3%
     12,700      Slovakofarma A.S.                                       385,350
                                                               -----------------
SOUTH AFRICA - 9.2%
    287,000      ABSA Group Ltd.                                         975,816
     38,800      Anglo American Platinum Corp. Ltd.                    1,514,281
    167,500      Billiton Plc                                            647,069
  1,706,900      BOE Ltd.                                                869,404
     30,800      De Beers                                                847,553
    201,938      Dimension Data Holdings Plc+                          1,741,881
    153,800      Gold Fields Ltd.                                        457,817
    223,383      Highveld Steel & Vanadium Corp. Ltd.                    458,073
     22,249      Impala Platinum Holdings Ltd.                           953,693
    308,420      Iscor Ltd.+                                             489,640
    121,000      JD Group Ltd.                                           608,306
    126,611      Liberty Group Ltd.                                      966,496
     71,900      Sappi Ltd.                                              492,733
    148,800      Sasol Ltd.                                            1,139,815
     95,764      South African Breweries Plc                             573,923
    152,008      Standard Bank Investment Corp. Ltd.                     532,924
                                                               -----------------
                                                                      13,269,424
                                                               -----------------
SOUTH KOREA - 10.9%
    148,530      H&CB ADR+                                             1,782,360
        755      Hansol Paper Co., Ltd. GDR                                1,151
     99,490      Hyundai Electronics Industries Co., Ltd.+               611,372
     79,900      Hyundai Motor Co. Ltd.                                  913,143
    133,205      Korea Electric Power Corp.                            2,974,424
     29,724      Korea Telecom Corp. ADR                               1,096,073
     28,700      LG Chemical Ltd.                                        282,585
     25,699      Pohang Iron & Steel Co., Ltd.                         1,493,366
      7,900      Pohang Iron & Steel Co., Ltd. ADR                       124,919
      9,200      Samsung Electronics                                   1,152,527
     28,455      Samsung Electronics GDR                                 939,015
     21,741      Samsung Fire & Marine Insurance                         504,582
    100,009      Shinhan Bank GDR                                      2,035,182
     77,800      SK Corp.                                                937,020
     35,539      Sk Telecom Co., Ltd. ADR                                890,696
                                                               -----------------
                                                                      15,738,415
                                                               -----------------
TAIWAN (REPUBLIC OF CHINA) - 6.5%
    183,600      Asustek Computer Inc.                                   913,433
    222,724      Asustek Computer Inc. GDR                             1,219,417
    513,560      Cathay Life Insurance Co., Ltd.                         920,444
  1,298,511      China Steel Corp.                                       750,352
     42,642      China Steel Corp. GDR                                   495,713


       The Accompanying Notes are an Integral Part of the Financial Statements.
5

THE EMERGING MARKETS EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                     (CONTINUED)
OCTOBER 31, 2000

SHARES/UNITS                                                               VALUE
--------------------------------------------------------------------------------
      5,201      Evergreen Marine Corp. GDR+                       $      33,807
    822,000      Far Eastern Textile Ltd.                                675,665
    161,184      President Chain Store Corp.                             458,235
      2,568      Siliconware Precision Industries Co. ADR+                 9,630
    220,000      Synnex Technology International Corp.                   462,285
  1,334,600      Taishin International Bank+                             622,739
    707,928      Taiwan Semiconductor Manufacturing Co. Ltd.+          2,143,844
     79,500      Via Technologies Inc.+                                  569,945
                                                               -----------------
                                                                       9,275,509
                                                               -----------------
THAILAND - 1.2%
     65,300      Advanced Info Service Public Co. Ltd.+                  537,425
    120,573      BEC World Public Co. Ltd.+                              575,658
        136      Dhana Siam Finance Public Co. Ltd.(f)+                        -
    103,700      Shin Corp. Public Co. Ltd.+                             308,848
    492,100      TelecomAsia Corp. Public Co. Ltd.+                      296,479
                                                               -----------------
                                                                       1,718,410
                                                               -----------------
TURKEY - 4.0%
 15,057,000      Aksa Akrilik Kimya Sanayi A.S.                          319,735
 11,875,500      Arcelik A.S.                                            382,612
 23,872,000      Eregli Demir ve Celik Fabrikalari A.S.+                 751,643
 10,322,000      Ford Otomotivl Sanayai A.S.+                            702,912
 42,652,800      Haci Omer Sabanci Holding A.S.                          431,004
  4,769,000      Netas Northern Electric Telekomunikasyon A.S.           607,618
  7,500,000      Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.     145,533
 17,381,000      Turkiye Garanti Bankasi A.S.+                           178,179
 64,635,749      Turkiye Is Bankasi Cl C                               1,230,554
108,048,144      Yapi ve Kredi Bankasi A.S.+                             933,584
                                                               -----------------
                                                                       5,683,374
                                                               -----------------
VENEZUELA - 1.5%
     78,410      Compania Anonima Nacional
                 Telefonos de Venezuela ADR                            1,489,790
        675      Corimon C.A. S.A.C.A. Cl A+                                   2
     34,866      International Briquettes Holding Inc.+                   82,807
     94,537      Mavesa S.A. ADR                                         395,874
     83,000      Mercantil Servicios Financieros C.A. Cl B                89,749
                                                               -----------------
                                                                       2,058,222
                                                               -----------------
TOTAL COMMON STOCKS                                                  123,151,242
                                                               -----------------
  (Cost $133,997,152)

PARTNERSHIPS - 1.9%

RUSSIAN FEDERATION - 1.9%
        800      New Century Holdings Ltd.
                  (Partnership III; Group B)(f)+                          59,200
        900      New Century Holdings Ltd.
                  (Partnership IV; Group I)(f)+                          112,500
      1,600      New Century Holdings Ltd.
                  (Partnership V; Group I)(f)+                           203,200
      2,617      New Century Holdings Ltd. (Partnership X)(f)+         2,043,877

      2,500      New Century Holdings Ltd.
                  (Partnerships XIV; Group I)(f)+                        367,500
                                                               -----------------
TOTAL PARTNERSHIPS                                                     2,786,277
                                                               -----------------
  (Cost $7,240,200)

PREFERRED STOCKS - 8.1%

BRAZIL - 7.8%
    112,359      Companhia de Bebidas das Americas ADR+                2,535,100
 39,000,000      Companhia Energetica de Minas Gerais                    592,204
     37,200      Companhia Vale do Rio Doce ADR                          869,550
  4,167,000      Copene-Petroquimica do Nordeste S.A.                  1,611,342
  7,393,000      Electropaulo Metropolitana
                 Electricidade de Sao Paulo S.A.+                        414,488
     85,809      Embratel Participacoes S.A. ADR                       1,389,033
    982,000      Itausa - Investimentos Itau S.A.+                       833,555
     65,924      Tele Norte Leste Participacoes S.A. ADR               1,458,568
     33,662      Telesp Celular Participacoes S.A. ADR                 1,064,561
     42,000      Ultrapar Participacoes S.A. ADR                         422,625
                                                               -----------------
                                                                      11,191,026
                                                               -----------------
COLOMBIA - 0.3%
    158,500      Bancolombia S.A. ADR                                    475,500
                                                               -----------------
GREECE(z)
        836      Delta Dairy S.A.                                          7,812
                                                               -----------------
TOTAL PREFERRED STOCKS                                                11,674,338
                                                               -----------------
  (Cost $10,559,054)

PRIVATE PLACEMENTS - 2.0%

INDIA - 2.0%
     13,527      Apollo Hospital Enterprise Ltd.,
                 Participatory Note, 1/01/03                              60,466
     43,850      Cipla Ltd., Participatory Note, 9/01/03                 839,201
    269,000      Hindustan Petroleum Corp.,
                 Participatory Note, 4/08/03                             622,466
      8,200      Infosys Technologies Ltd.,
                 Participatory Note, 4/07/04                           1,275,100
                                                               -----------------
TOTAL PRIVATE PLACEMENTS                                               2,797,233
                                                               -----------------
  (Cost $3,982,806)

 RIGHTS(z)

THAILAND(z)
    133,705      Telecomasia Corp.+                                           -
                                                               -----------------
  (Cost $-)


The Accompanying Notes are an Integral Part of the Financial Statements.

THE EMERGING MARKETS EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                     (CONTINUED)
OCTOBER 31, 2000

SHARES                                                                VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%

  2,916,072      Hamilton Money Fund                                   2,916,072
                                                               -----------------
(Cost $2,916,072)

TOTAL INVESTMENT SECURITIES - 100.0%                                $143,325,162
                                                               =================
  (Cost $158,695,284)

 MARKET SECTORS                             % OF TOTAL
 (UNAUDITED)                               INVESTMENTS
INDUSTRIAL CYCLICAL                          19.6%
TELECOMMUNICATIONS                           19.2%
FINANCE                                      12.9%
ENERGY                                        6.7%
UTILITIES                                     6.1%
CONSUMER STABLE                               5.8%
RETAIL                                        4.9%
CONSUMER CYCLICAL                             4.9%
SEMICONDUCTORS                                4.1%
SOFTWARE & SERVICES                           3.8%
PHARMACEUTICALS                               3.4%
INSURANCE                                     2.1%
SHORT TERM INVESTMENTS                        2.0%
PARTNERSHIPS                                  1.9%
CONSUMER SERVICES                             1.3%
OTHER                                         1.3%
                                         --------------
                                            100.0%
                                         ==============

ADR -  American Depositary Receipt
GDR -  Global Depositary Receipt
144A - Securities restricted for resale to Qualified Institutional Buyers
(f) Fair valued security. Approximately 2.4% of the market value of the securities have been valued at fair value. (See Note 1)
(z)    Category is less than 0.05% of total investment securities.

 +  Non-income producing security


        The Accompanying Notes are an Integral Part of the Financial Statements.
7

      J.P. MORGAN EMERGING MARKETS EQUITY FUND / J.P. MORGAN INSTITUTIONAL
      EMERGING MARKETS EQUITY FUND / THE EMERGING MARKETS EQUITY PORTFOLIO
             PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES
                             AS OF OCTOBER 31, 2000
                                   (UNAUDITED)

                                                                                                                      PRO FORMA
                                                  J.P. MORGAN      J.P. MORGAN         THE                             COMBINED
                                                   EMERGING       INSTITUTIONAL      EMERGING                      JPMORGAN FLEMING
                                                 MARKETS EQUITY  EMERGING MARKETS  MARKETS EQUITY    PRO FORMA     EMERGING MARKETS
                                                      FUND          EQUITY FUND      PORTFOLIO      ADJUSTMENTS       EQUITY FUND
                                                 --------------- ----------------- -------------- --------------  ------------------
ASSETS:
 Investments at Value (Cost $158,695,284)                    -                -    $ 143,325,162  $           -     $ 143,325,162
 Investment in The Emerging Markets Equity
   Portfolio, at Value                           $  34,206,346    $ 117,017,312                -   (151,223,658)(a)              -
 Receivable for Investments Sold                             -                -        8,569,395               -         8,569,395
 Foreign Currency at Value (Cost $1,593,931)                 -                -        1,583,565               -         1,583,565
 Dividend and Interest Receivable                            -                -           92,681               -            92,681
 Receivable for Shares of Beneficial Interest
   Sold                                                 84,157            4,626                -               -            88,783
 Receivable for Expense Reimbursements                  13,282                -                -               -            13,282
 Prepaid Trustees' Fees and Expenses                         -              216              281               -               497
 Prepaid Expenses and Other Assets                         141              367              441               -               949
                                                 ---------------------------------------------------------------------------------
         Total Assets                               34,303,926      117,022,521      153,571,525    (151,223,658)      153,674,314
                                                 ---------------------------------------------------------------------------------

LIABILITIES:
 Payable for Shares of Beneficial Interest
   Redeemed                                             46,043        6,252,281                -               -         6,298,324
 Payable for Investment Purchased                            -                -        1,991,499               -         1,991,499
 Advisory Fee Payable                                        -                -          129,695               -           129,695
 Deferred Capital Gains Taxes                                -                -           43,305               -            43,305
 Shareholder Servicing Fee Payable                       7,307           10,040            3,104               -            20,451
 Due to Custodian                                            -                -            3,800               -             3,800
 Administrative Services Fee Payable                       699            2,403                -               -             3,102
 Accrued Foreign Capital Gains Taxes                         -                -            1,541               -             1,541
 Administration Fee Payable                                  -              305              167               -               472
 Fund Services Fee Payable                                   -                -              110               -               110
 Accrued Expenses and Other Liabilities                 46,203           46,637          174,646               -           267,486
                                                 ---------------------------------------------------------------------------------
          Total Liabilities                            100,252        6,311,666        2,347,867               -         8,759,785
                                                 ---------------------------------------------------------------------------------

NET ASSETS:
 Paid-in Capital                                    50,289,547      190,314,831                -               -       240,604,378
 Distribution in Excess of Net Investment
   Income                                             (609,255)      (2,536,847)               -               -        (3,146,102)
 Accumulated Net Realized Loss on Investment       (23,816,843)    (114,500,344)               -               -      (138,317,187)
 Net Unrealized Appreciation on Investment           8,340,225       37,433,215                -               -        45,773,440
                                                 ---------------------------------------------------------------------------------
            Net Assets                           $  34,203,674    $ 110,710,855    $ 151,223,658   $(151,223,658)    $ 144,914,529
                                                 =================================================================================

Shares of Beneficial Interest Outstanding            4,781,230       16,583,935                -     (21,365,165)(c)             -

 Net Assets Value Per Share                      $        7.15    $        6.68                -               -                 -


Pro Forma with Reorganization
JPMorgan Emerging Markets
  Equity Fund
Shares Outstanding
Select                                                                                                 5,123,540(b)      5,123,540
Institutional                                                                                         16,583,935(b)     16,583,935

Net Asset Value Per Share
Select                                                                                                               $        6.68
Institutional                                                                                                        $        6.68
                                                 =================================================================================

(a) Reflects reallocation of investments from the feeder funds to master portfolio.
(b) Reflects the additional number of shares outstanding due to the Reorganization.
(c) Reallocation of feeder fund's beneficial interest to Select and Institutional due to the Reorganization.

                  See Notes to Pro Forma Financial Statements

      J.P. MORGAN EMERGING MARKETS EQUITY FUND / J.P. MORGAN INSTITUTIONAL
      EMERGING MARKETS EQUITY FUND / THE EMERGING MARKETS EQUITY PORTFOLIO
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                  FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2000
                                   (UNAUDITED)

                                                                                                                      PRO FORMA
                                                    J.P. MORGAN      J.P. MORGAN         THE                           COMBINED
                                                      EMERGING       INSTITUTIONAL     EMERGING                    JPMORGAN FLEMING
                                                   MARKETS EQUITY  EMERGING MARKETS MARKETS EQUITY    PRO FORMA    EMERGING MARKETS
                                                        FUND         EQUITY FUND      PORTFOLIO       ADJUSTMENTS     EQUITY FUND
                                                  --------------- ----------------- -------------- --------------  ----------------
INCOME:
Allocated Investment Income From Portfolio          $    774,971    $  2,602,947     $         -   $ (3,377,918)(c)   $          -
Dividend Income                                                -               -       3,212,016                         3,212,016
Interest Income                                                -               -         165,901                           165,901
Allocated Portfolio Expenses                            (547,392)     (1,829,931)              -      2,377,323(b)               -

                                                    -------------------------------------------------------------------------------
Investment Income                                        227,579         773,016       3,377,917     (1,000,595)         3,377,917
                                                    -------------------------------------------------------------------------------

EXPENSES:

Advisory Fee                                                   -               -       1,771,982              -          1,771,982
Custodian Fees and Expenses                                    -               -         486,704              -            486,704
Administrative Services Fee                                9,933          32,971          43,197        179,515(a)         265,616
Shareholder Servicing Fee                                102,479         136,321               -              -            238,800
Transfer Agent Fees                                       41,083          18,764               -              -             59,847
Professional Fees                                         11,514          12,957          53,078        (22,600)(e)         54,949
Financial and Fund Accounting Services Fee                38,575          38,575               -        (35,000)(e)         42,150
Printing Expenses                                         14,024          15,038           7,349         (7,000)(e)         29,411
Registration Fees                                         13,016          10,249               -              -             23,265
Trustees' Fees and Expenses                                  574           4,837           7,555              -             12,966
Fund Services Fee                                            645           2,161           2,806              -              5,612
Line of Credit Expense                                         -           3,088               -              -              3,088
Administration Fee                                           461           1,815           1,321              -              3,597
Miscellaneous                                             18,155          10,235           3,332              -             31,722
                                                    -------------------------------------------------------------------------------
Total Expenses                                           250,459         287,011       2,377,324        114,915          3,029,709
                                                    -------------------------------------------------------------------------------
Less: Amounts Waived                                                                                   (114,915)(a)       (114,915)
Less: Reimbursement of Expenses                          (84,466)       (139,097)              -                          (223,563)
                                                    -------------------------------------------------------------------------------
Net Expenses                                             165,993         147,914       2,377,324              -          2,691,231
                                                    -------------------------------------------------------------------------------
Net Investment Income                                     61,586         625,102       1,000,593     (1,000,595)           686,686
                                                    -------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net Realized Gain on Investment                         102,499       3,580,965       3,904,160     (3,683,464)(d)      3,904,160
 Net Change in Foreign Contracts and Transactions              -                        (220,695)                         (220,695)
                                                    -------------------------------------------------------------------------------
                           NET REALIZED GAIN (LOSS)      102,499       3,580,965       3,683,465     (3,683,464)         3,683,465
 Net Change in Unrealized Appreciation /
   Depreciation on Investments                        (3,012,497)     (9,792,254)    (12,793,456)    12,804,751(d)     (12,793,456)
 Net Change in Foreign Currency Contracts
   and Translations                                                                      (11,296)                          (11,296)
                                                    -------------------------------------------------------------------------------
             NET CHANGE IN UNREALIZED DEPRECIATION    (3,012,497)     (9,792,254)    (12,804,752)    12,804,751        (12,804,752)
                                                    -------------------------------------------------------------------------------
        NET DECREASE IN NET ASSETS FROM OPERATIONS  $ (2,848,412)   $ (5,586,187)   $ (8,120,694)  $  8,120,692       $ (8,434,601)
                                                    ===============================================================================


(a) Reflects adjustments to investment advisory fee, administrative fees and shareholder servicing fees and/or related waivers based on the surviving Fund's revised fee schedule
(b) Reflects the elimination of master portfolio expenses which have been disclosed under feeder expenses.
(c) Reallocation of investment income to feeder funds.
(d) Reallocation of realized and unrealized loss to feeder funds.
(e) Reduction reflects expected benefits of combined operations.


                  See Notes to Pro Forma Financial Statements

            J.P. MORGAN INSTITUTIONAL EMERGING MARKETS EQUITY FUND /
                   J.P. MORGAN EMERGING MARKETS EQUITY FUND /
                     THE EMERGING MARKETS EQUITY PORTFOLIO

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.       BASIS OF COMBINATION:

The Pro Forma Combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments ("Pro Forma Statements") reflect the accounts of The Emerging Markets Equity Portfolio ("Master Portfolio"), J.P. Morgan Institutional Emerging Markets Equity Fund ("Institutional Fund"), and the J.P. Morgan Emerging Markets Equity Fund ("Emerging Markets Fund") (collectively the "feeder funds" of the Master Portfolio) as if the proposed Reorganization occurred as of and for the twelve months ended October 31, 2000.

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Emerging Markets Fund and the Master Portfolio in exchange for shares in Institutional Fund. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund, which have been incorporated by reference in their respective Statements of Additional Information.

2.       SHARES OF BENEFICIAL INTEREST:

The existing shares of Institutional Fund would be renamed Institutional Class Shares and existing shares of Emerging Markets Fund would be renamed Select Class Shares. The net asset values per share for Select Class Shares would be identical to the closing net asset value per share for the Institutional Class Shares immediately prior to the Reorganization.

Under the proposed Reorganization, each shareholder of Emerging Markets Fund would receive shares of Institutional Fund with a value equal to their holdings in their respective fund. Holders of Emerging Markets Fund will receive Select Class Shares in the Institutional Fund. Therefore, as a result of the proposed Reorganization, current shareholders of Emerging Markets Fund will become shareholders of Institutional Fund.

The Pro Forma net asset value per share assumes the issuance of additional shares of Institutional Fund, which would have been issued on October 31, 2000 in connection with the proposed Reorganization. The amount of additional shares assumed to be issued was calculated based on the October 31, 2000 net assets of Emerging Markets Fund and the net asset values per share of Institutional Fund.

                                                      Select Class Shares
         Increase in Shares Issued                    5,123,540
         Net Assets 10/31/00                          34,203,674
         Pro Forma Net Asset Value 10/31/00           6.68


3.       PRO FORMA OPERATIONS:

The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro forma investment advisory, administration, shareholder servicing and distribution fees of the combined Fund and/or the related waivers are based on the fee schedule in effect for Institutional Fund at the combined level of average net assets for the twelve months ended October 31, 2000.